UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the, Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SuRo Capital Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
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(5)
Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)
Amount previously paid:

(2)
Form, schedule or registration statement no.:

(3)
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(4)
Date filed:

SURO CAPITAL CORP.
One Sansome Street, Suite 730
San Francisco, CA 94104
April 29, 2021
Dear Stockholder:
You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of SuRo Capital Corp. (the “Company”) to be held on July 7, 2021 at 9:00 a.m., Eastern Time, at the office of Eversheds Sutherland (US) LLP, The Grace Building, 1114 Sixth Avenue, 40th Floor, New York, NY 10036.
The notice of annual meeting and the proxy statement (the “Proxy Statement”) accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (i) elect one director to the board of directors of the Company, (ii) provide an advisory vote on executive compensation and (iii) ratify the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of 2021 Annual Meeting of Stockholders and Proxy Statement.
The Company’s Board of Directors unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.
The Company has elected to provide access to its proxy materials to certain of its stockholders over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about April 29, 2021, the Company intends to mail to most of its stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and the annual report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), and how to submit proxies by telephone or through the internet. All other stockholders will receive a copy of the Proxy Statement and the Annual Report by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and the Annual Report. The Company believes that providing its proxy materials over the internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.
It is important that your shares be represented at the Annual Meeting. If you are unable to attend the Annual Meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, vote your shares by telephone, or vote via the internet. You will be able to vote electronically at www.proxyvote.com or by calling 1-800-690-6903. Your vote is important.
Sincerely yours,
/s/ Mark D. Klein

Mark D. Klein
Chairman, Chief Executive Officer and
President

SURO CAPITAL CORP.
One Sansome Street, Suite 730
San Francisco, CA 94104
(650) 235-4769
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 7, 2021
To the Stockholders of SuRo Capital Corp.:
The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of SuRo Capital Corp. (the “Company”) will be held on July 7, 2021 at 9:00 a.m., Eastern Time, at the office of Eversheds Sutherland (US) LLP, The Grace Building, 1114 Sixth Avenue, 40th Floor, New York, NY 10036.
The Annual Meeting will be held for the following purposes:
1.
To elect one director to the board of directors of the Company, who will serve for a term of three years or until his successor is duly elected and qualified;

2.
To provide an advisory vote on executive compensation;

3.
To ratify the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

4.
To transact such other business as may properly come before the Annual Meeting.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on April 28, 2021. Regardless of whether you expect to be present in person at the Annual Meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided, or register your vote by telephone or through the internet. You must have your control number, found on your proxy card or Notice of Internet Availability of Proxy Materials, in order to vote. Prior to the Annual Meeting, you may vote your shares electronically at www.proxyvote.com or by calling 1-800-690-6903. Instructions are shown on the proxy card and the Notice of Internet Availability of Proxy Materials. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on July 7, 2021. The proxy statement (the “Proxy Statement”) and our annual report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”) are available on the internet at https://investors.surocap.com/financial-information/sec-filings. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and the Annual Report free of charge.
The following information applicable to the Annual Meeting may be found in the Proxy Statement and/or accompanying proxy card:
•
The date, time and location of the meeting;

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A list of the matters intended to be acted on and our recommendations regarding those matters;

•
Any control/identification numbers that you need to access your proxy card; and

•
Information about attending the meeting and voting in person.

The Company currently intends to hold the Annual Meeting in person. However, the Company is actively monitoring developments in connection with the coronavirus (COVID-19) outbreak and is sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Center for Disease Control and World Health Organization may recommend or impose. In the event it is not possible or advisable to hold the Annual Meeting in person, the Company will announce alternative arrangements for the meeting as promptly as possible, which may include holding the Annual Meeting solely by means of remote communication. If the Annual Meeting will be held

i

solely by remote communication, the Company will announce that fact as promptly as practicable, and details on how to participate will be issued by press release, posted on the website at which the Company’s proxy materials are available at https://investors.surocap.com/financial-information/sec-filings, and filed with the U.S. Securities and Exchange Commission as additional proxy material. Please monitor the website at which the Company’s proxy materials are available at https://investors.surocap.com/financial-information/sec-filings for updated information.
By Order of the Board of Directors,
/s/ Allison Green

Allison Green
Corporate Secretary
San Francisco, California
April 29, 2021
This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone, or vote via the internet. Instructions are shown on the proxy card and the Notice of Internet Availability of Proxy Materials. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

PROXY STATEMENT FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

SURO CAPITAL CORP.
One Sansome Street, Suite 730
San Francisco, CA 94104
(650) 235-4769
PROXY STATEMENT
2021 Annual Meeting of Stockholders
This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of SuRo Capital Corp. (the “Company,” “SuRo Capital,” “we,” “us” or “our”) for use at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on July 7, 2021 at 9:00 a.m., Eastern Time, at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 1114 Sixth Avenue, 40th Floor, New York, NY 10036, and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”) are first being released to stockholders on or about April 29, 2021. In addition, a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and the Annual Report, and how to submit proxies by telephone or through the internet is being sent to stockholders on or about April 29, 2021.
We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, either via the internet or by telephone, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. Prior to the Annual Meeting or prior to any postponements or adjournments, you may vote your shares electronically at www.proxyvote.com or by calling 1-800-690-6903. Voting instructions are shown on the proxy card and the Notice of Internet Availability of Proxy Materials. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominee as director; FOR the advisory vote on executive compensation; and FOR the ratification of the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Financial Solutions, Inc., in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting or by voting by telephone or on-line at www.proxyvote.com. Please send any such notice of revocation to SuRo Capital Corp., c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. Any stockholder of record attending the Annual Meeting may vote in person regardless of whether he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares at the Annual Meeting only if you obtain and present proper written authority from your institution or nominee.
If you do not vote in person at the Annual Meeting or submit voting instructions to your broker or nominee, your broker or nominee may still be authorized to vote your shares as to routine matters, which, in the case of the Annual Meeting, only applies to the proposal to ratify the appointment of our independent registered public accounting firm. For all other matters to be voted on at the Annual Meeting, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and has enclosed a voting instruction form with this Proxy Statement. Please instruct your bank or broker so your vote can be counted.
Stockholders of record may also vote either via the internet or by telephone prior to the Annual Meeting. Specific instructions to be followed by stockholders of record interested in voting via the internet or telephone are shown on the proxy card and the Notice of Internet Availability of Proxy Materials. The internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting. This Proxy Statement and the Annual Report are available on the internet at https://investors.surocap.com/financial-information/sec-filings. The Notice of Internet Availability of Proxy Materials contains instructions on how stockholders can elect to receive a printed copy of this Proxy Statement and the Annual Report free of charge.
Purpose of Meeting
At the Annual Meeting, you will be asked to vote on the following proposals:
1.
the election of one director to the Board of Directors, who will serve for a term of three years or until his successor is duly elected and qualified;

2.
an advisory vote on executive compensation (the “Advisory Vote”);

3.
the ratification of the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

4.
the transaction such other business as may properly come before the Annual Meeting.

Record Date
You may vote your shares, in person or by proxy, at the Annual Meeting only if you were a stockholder of record at the close of business on April 28, 2021 (the “Record Date”). Each share of common stock is entitled to one vote.
Quorum Required
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of the Company’s common stock outstanding on the Record Date will constitute a quorum. On the Record Date, there were 24,205,216 shares of the Company’s common stock outstanding. Thus, 12,102,608 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum. Abstentions, “withhold” votes and Broker Non-Votes (as defined below) will be treated as shares present for quorum purposes.
If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.
Broker Non-Votes
If you are the beneficial owner of shares held through a broker or other nominee and do not vote your shares or provide voting instructions, your broker may vote for you on routine proposals but not on non-routine proposals. Therefore, if you do not vote on the non-routine proposals or provide voting instructions on such proposals, your broker will not be allowed to vote your shares — this will result in a broker non-vote (“Broker Non-Votes”).
Accordingly, at the Annual Meeting, should you not vote your shares or provide voting instructions, your broker will have discretionary authority to vote your shares on the following proposal that is considered routine: “Proposal III: Ratification of Independent Registered Public Accounting Firm.” At the Annual Meeting, should you not vote your shares or provide voting instructions, your broker will not have discretionary authority to vote your shares and therefore your shares will not be voted on the following proposals that are considered non-routine: “Proposal 1: Election of Director” and “Proposal II: Advisory Vote on Executive Compensation.”
Vote Required
Election of Director.   The election of a director requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting in person or by proxy. Stockholders may not cumulate their votes. If you vote “Withhold” with respect to a nominee, your shares will not be voted with respect to the person indicated. Broker Non-Votes will not be included in determining the number of votes cast and will have no effect on this proposal.
Advisory Vote on Executive Compensation.   The affirmative vote of a majority of all the votes cast at the Annual Meeting in person or by proxy is required for the approval of the resolution in this proposal. As an advisory vote, this proposal is not binding upon the Company. However, the Board of Directors and the Company’s compensation committee (the “Compensation Committee”) will consider the outcome of the vote when making future decisions regarding executive compensation. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and will have no effect on this proposal.
Ratification of Independent Registered Public Accounting Firm.   The affirmative vote of a majority of all the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and will have no effect on this proposal.
Additional Solicitation.   If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies. Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval thereof.
Information Regarding This Solicitation
The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card and the Notice of Internet Availability of Proxy Materials. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable out-of-pocket expenses in so doing.
In addition to the solicitation of proxies by the use of the mails, proxies may be solicited personally and by telephone, facsimile or electronic transmission by directors, officers or employees of the Company without special compensation therefor.
Stockholders may also provide their voting instructions by telephone or through the internet. These options require stockholders to input the control number which is located on each proxy card and Notice of Internet Availability of Proxy Materials. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or internet link. Stockholders who vote via the internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.
If a stockholder wishes to participate in the Annual Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement prior to the Annual Meeting.
Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.
The U.S. Securities and Exchange Commission (“SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: Allison Green, Corporate Secretary, SuRo Capital Corp., One Sansome Street, Suite 730, San Francisco, CA 94104, or by calling (650) 235-4769.
Notice of Internet Availability of Proxy Materials
In accordance with regulations promulgated by the SEC, the Company has made this Proxy Statement, the Notice of Annual Meeting of Stockholders and the Annual Report available to stockholders on the internet. Stockholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, and/or (iii) elect to receive future proxy materials by electronic delivery, via the internet address provided in this Proxy Statement and the Notice of Internet Availability of Proxy Materials.
Electronic Delivery of Proxy Materials
Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While the Company encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of the Company’s common stock held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the director-nominee, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock and the executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is One Sansome Street, Suite 730, San Francisco, CA 94104.
Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors:
Mark D. Klein	443,612(3)	1.83%
Independent Directors:
Leonard A. Potter	39,773(4)	*
Ronald M. Lott	5,540(4)	*
Marc Mazur	11,440(4)	*
Lisa Westley	5,440(5)	*
Executive Officers:
Allison Green	45,133(6)	*
Executive officers and directors as a group (6 persons)	550,938	2.28%
Other:
Robert S. Birch	1,991,263(7)	8.23%

*
Represents less than one percent (1.0%)

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)
Based on a total of 24,205,216 shares of the Company’s common stock issued and outstanding as of the Record Date.

(3)
Includes (i) 1,667 shares owned by Mr. Klein’s spouse, which may be deemed to be beneficially owned by Mr. Klein and (ii) 154,362 restricted shares granted under the SuRo Capital Corp. Amended and Restated 2019 Equity Incentive Plan (the “Amended Equity Incentive Plan”) that vest as follows: 1/3 vests on February 10, 2022, 1/3 vests on February 10, 2023, and 1/3 vests on February 10, 2024.

(4)
Includes 5,440 restricted shares granted under the Amended Equity Incentive Plan that vest in full on the earlier of (i) July 2, 2021 or (ii) the date of the Annual Meeting.

(5)
Reflects 5,440 restricted shares granted under the Amended Equity Incentive Plan that vest in full on the earlier of (i) July 2, 2021 or (ii) the date of the Annual Meeting.

(6)
Includes 28,523 restricted shares granted under the Amended Equity Incentive Plan that vest as follows: 1/3 vests on February 10, 2022, 1/3 vests on February 10, 2023, and 1/3 vests on February 10, 2024.

(7)
Based on information obtained from a Form 4 filed on April 13, 2021. Robert S. Birch has sole voting and dispositive power over such securities. The address for Robert S. Birch is c/o Oppenheimer & Co Inc., 666 Third Avenue, 12th Floor, New York, New York 10017.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date.
Name of Director	Dollar Range of Equity Securities Owned Beneficially(1)(2)
Interested Directors:
Mark D. Klein	Over $100,000(3)
Independent Directors:
Leonard A. Potter	Over $100,000(4)
Ronald M. Lott	$50,001 – $100,000(4)
Marc Mazur	Over $100,000(4)
Lisa Westley	$50,001 – $100,000(5)

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

(2)
The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $14.34 per share on the Record Date on the Nasdaq Capital Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(3)
Include 154,362 restricted shares granted under the Amended Equity Incentive Plan that vest as follows: 1/3 vests on February 10, 2022, 1/3 vests on February 10, 2023, and 1/3 vests on February 10, 2024.

(4)
Includes 5,440 restricted shares granted under the Amended Equity Incentive Plan that vest in full on the earlier of (i) July 2, 2021 or (ii) the date of the Annual Meeting.

(5)
Reflects 5,440 restricted shares granted under the Amended Equity Incentive Plan that vest in full on the earlier of (i) July 2, 2021 or (ii) the date of the Annual Meeting.

PROPOSAL I: ELECTION OF DIRECTOR
Pursuant to the Company’s charter, the number of directors is set at five unless otherwise designated by the Board of Directors pursuant to the Company’s bylaws. In accordance with the Company’s bylaws, the Board of Directors has designated the current number of directors to be five. Directors generally are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.
Leonard A. Potter has been nominated for election to the Board of Directors for a three-year term expiring in 2024. If elected, Mr. Potter will continue to serve on the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Valuation Committee, and as the lead independent director of the Board of Directors. Mr. Potter is not being proposed for election to the Board of Directors pursuant to any arrangement or understanding between Mr. Potter and the Company or any other person.
A stockholder can vote for or withhold his or her vote from the director-nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the director-nominee named above. If the director-nominee should decline or be unable to serve as director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the director-nominee named above will be unable or unwilling to serve.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR-NOMINEE NAMED IN THIS PROXY STATEMENT.
Information about the Director-Nominee and Directors
As described below under “Corporate Governance — Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the Board of Directors has identified certain desired talents and experience for director-nominees. Each of our directors and the director-nominee has demonstrated high character and integrity; the knowledge, skills and experience necessary to be able to offer advice and guidance to our management in light of prevailing business conditions; familiarity with national and international business matters; experience with accounting rules and practices; appreciation of the relationship of our business to the changing needs of society; and the desire to balance the considerable benefit of continuity with the periodic injection of fresh perspective. Each of our directors and the director-nominee also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director-nominee have been selected such that the Board of Directors represents a range of backgrounds and experience.
Certain information, as of the Record Date, with respect to Mr. Potter, the director-nominee for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of each person’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.
The business address of the director-nominee and the directors listed below is One Sansome Street, Suite 730, San Francisco, CA 94104.

Information regarding the Board of Directors is as follows:
Name	Age	Position	Director Since	Expiration of Term
Interested Directors:
Mark D. Klein	59	Chief Executive Officer, President, and Chairman and Director	2011	2023
Independent Directors:
Leonard A. Potter	59	Director	2011	2021
Ronald M. Lott	61	Director	2015	2022
Marc Mazur	61	Director	2017	2022
Lisa Westley	55	Director	2019	2023
Interested Director
Mr. Klein is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company due to his position as our Chief Executive Officer and President.
Mark Klein has served as Chairman of the Board of Directors since December 2020, as our President since May 2018, as our Chief Executive Officer since August 2017 and as a member of our Board of Directors since 2011. In addition, he served as a consultant to GSV Asset Management, LLC, the Company’s former external investment adviser, from 2012 to March 2019. Mr. Klein has served on the Board of Directors of Churchill Capital Corp II since June 2019, Churchill Capital Corp III from June 2019 to October 2020, Churchill Capital Corp IV since July 2020, Churchill Capital Corp V since December 2020, Churchill Capital Corp VI since February 2021 and Churchill Capital Corp VII since February 2021, each of which is a special purpose acquisition company. Mr. Klein has also served as a Managing Member and Majority Partner of M. Klein & Company, LLC, an investment banking firm, since 2010. Since December 2018 he has been on the Board of Directors of the Johnson Controls Hall of Fame Village, a sports and entertainment destination. In addition, Mr. Klein has served on the Board of Directors of Atlantic Alliance Partnership Corp., a blank check company, since April 2015 and served as an investment adviser at B. Riley Wealth Management (formerly MK Capital Advisors, LLC), a wealth management firm and registered investment adviser and broker-dealer, from April 2012 to June 2019. Mr. Klein was a Director of National Holding Corporations, an investment banking and asset management firm, from 2011 to 2014, where he served as Chief Executive Officer and Co-Chairman from March 2013 to December 2014. He served as a Director of New University Holdings Corp. (“NUH”), a capital pool company, from its inception in 2010 through August 2011, when NUH merged with ePals, Inc. In addition, from April 2010 until May 2011, Mr. Klein served as Chief Executive Officer and President and as a Director of 57th Street General Acquisition Corp., a special purpose acquisition company, until it merged with Crumbs Bake Shop. Subsequently, Mr. Klein served as a member of the Board of Directors of Crumbs Bake Shop from May 2011 to March 2014. Mr. Klein received a bachelor’s degree, with high distinction, in Business Administration from Emory University and an M.B.A. from the J.L. Kellogg Graduate School of Management at Northwestern University.
Our Board of Directors has concluded that Mr. Klein’s extensive familiarity with the financial and investment banking industries and experience as a director of other publicly traded companies provides our Board of Directors with valuable insight and perspective, and that therefore he is qualified to serve as a member of our Board of Directors, including as Chairman.
Independent Directors
Leonard A. Potter has served as our lead independent director since December 2020 and as a member of our Board of Directors since 2011. Mr. Potter founded Wildcat Capital Management, LLC, a registered investment advisor in September 2011 and has served as its president and chief investment officer since inception. Mr. Potter previously served as chief executive officer and is currently the non-executive chairman of Infinity Q Capital Management, a registered investment advisor, since 2014, and as a founder and senior managing director of Vida Ventures I and II, each a biotech venture fund, since 2017. From 2002 through

2009, Mr. Potter was managing director — private equity at Soros Fund Management LLC (“SFM”) where, from May 2005 through July 2009, he served as co-head of its private equity group and as a member of the private equity investment committee. From July 2009 until September 2011, Mr. Potter served as a consultant to SFM, and as chief investment officer of Salt Creek Hospitality, a private acquirer and owner of hospitality-related assets, which was backed by SFM. From September 1998 until joining SFM in 2002, Mr. Potter was a managing director of Alpine Consolidated LLC, a private merchant bank.
From April 1996 through September 1998, Mr. Potter founded and served as a managing director of Capstone Partners LLC, a private merchant bank (“Capstone”). Prior to founding Capstone, Mr. Potter was an attorney specializing in mergers, acquisitions, corporate governance and corporation finance at Morgan, Lewis & Bockius LLP, and at Willkie Farr & Gallagher LLP. Mr. Potter has served and continues to serve as a director on a number of boards of public and private companies, including Solar Capital Ltd. (NASDAQ: SLRC), Solar Senior Capital Ltd. (NASDAQ: SUNS), both of which are business development companies, and, since January 2017, as chairman of the board of directors for Hilton Grand Vacations Inc. (NYSE: HGV). Mr. Potter received a Bachelor of Arts degree from Brandeis University and a Juris Doctor degree from Fordham University School of Law.
Our Board of Directors has concluded that Mr. Potter’s experience practicing as a corporate lawyer provides valuable insight to the Board of Directors on regulatory and risk management issues, and that his tenure in private equity investments and service as a director of both public and private companies provides industry-specific knowledge and expertise to our Board of Directors, and that therefore he is qualified to serve as a member of our Board of Directors, including as lead independent director.
Ronald M. Lott has served as a member of our Board of Directors since 2015. Mr. Lott, a member of the Professional and College Football Halls of Fame, has served as the managing member of Lott Auto LLC since 2018, the managing member of Lott Auto Land LLC since 2018, the Chief Executive Officer of Lott Auto Ventures, LLC since 2004 and the managing member of Tracy Auto Land, LLC since 1998. Mr. Lott was previously co-partner and owner of Mercedes-Benz of Medford, Oregon from 2003 until 2011 and Stan Morris Chrysler in Tracy, California from 1997 until 1998. Mr. Lott has also been a member of the board of directors of OneMain Holdings, Inc. (NYSE: OMF), a provider of consumer finance and credit insurance products and services, since 2013 and True Capital Management, a wealth management firm designed for professional athletes, entertainers, and high net worth individuals, since 2006. In 1999, Mr. Lott co-founded HRJ Capital, L.L.C., an investment management firm, remaining as a managing partner through 2009, until it was sold. Between 2013 and 2015, Mr. Lott served as a consultant for TVU Networks Corp., a product and service company for the television industry, and has been a consultant at H. Barton Asset Management, LLC since 2009. Mr. Lott serves on the Advisory Board for the following companies: Chegg, Inc., SportsBubble, LLC, ThoughtSpot, Inc., Uptake Technologies, Inc. and YourPeople, Inc. (d/b/a Zenefits). Mr. Lott played 14 seasons in the National Football League before retiring from professional football in 1994.
Our Board of Directors has concluded that Mr. Lott’s leadership experience and his extensive business and management experience as a director of a public company and as a small business owner provide significant value to our Board of Directors, and that therefore he is qualified to serve as a member of our Board of Directors.
Marc Mazur has served as a member of our Board of Directors since March 2017. Mr. Mazur has served as an Industry Advisor to Brightwood Capital Advisors, LLC, a private debt fund, since 2014, and as a member of the board of directors for GX Acquisition Corp. (GXGX) since May 2019. He also served as a member of the board of directors for Fibrocell Science, Inc. (NASDAQ: FCSC), an autologous cell and gene therapy company, from April 2010 to December 2019. Mr. Mazur previously served as the Chief Executive Officer of Brevan Howard U.S. Asset Management, a London-based global macro hedge fund, and as a senior advisor of such company until 2010. He also previously served as a senior advisor to Tsinghua Venture Capital Company. Mr. Mazur served in management roles at Salomon Brothers, Inc., The Goldman Sachs Group, Inc. from 1987 until 1996, and served as a consultant for Goldman from 1997 to 1999. He was an executive with Careinsite/Medical Manager and has served as a director of Staywell Health, DeVilbiss Healthcare, ChanceLight Behavioral Health and other private companies in the wellness, addiction treatment, homecare and medical device fields. Mr. Mazur received his B.A. in Political Science from Columbia University and a J.D. from Villanova University School of Law.

Our Board of Directors has concluded that Mr. Mazur’s senior executive-level experience in finance, healthcare consulting and business strategy, as well as his board experience, provide valuable expertise to the Board of Directors, and that therefore, he is qualified to serve as a member of our Board of Directors.
Lisa Westley has served as a member of our Board of Directors since July 2019. Ms. Westley is a Managing Director and Head of Strategy, Advent Tech at Advent International Corporation, a global private equity firm. From 2014-2018, Ms. Westley was a Partner and Chief Operating Officer of Brooklands Capital Strategies, a spin-out of TPG Capital that provides global fundraising and strategic advisory services to alternative asset managers and companies at all stages of growth. Prior to Brooklands Capital Strategies, Ms. Westley spent nine years at TPG Capital, initially as the Chief Operating Officer of TPG’s Asia-Pacific private equity business and subsequently as the Global Head of Talent Management. Before TPG, Ms. Westley spent 15 years as an investment banker, having been a Founding Partner, Co-Head of the Consumer Group and Head of the IT Services / Business Services Group at Thomas Weisel Partners and a Senior Managing Director at Montgomery Securities. Ms. Westley began her investment banking career at Goldman, Sachs & Co. and Salomon Brothers, Inc. Ms. Westley received a B.A., phi beta kappa, in Economics and Asian Studies from Amherst College and an M.B.A. from the Stanford Graduate School of Business.
Our Board of Directors has concluded that Ms. Westley’s leadership experience and her extensive business, management and advisory experience with various companies provide significant value to our Board of Directors, and that therefore she is qualified to serve as a member of our Board of Directors.
Information about the Executive Officers Who Are Not Directors
The following information pertains to our executive officers who are not directors of the Company, as of the Record Date.
Name	Age	Position	Executive Officer Since
Allison Green	36	Chief Financial Officer, Chief Compliance Officer, Treasurer, and Corporate Secretary	2018
Allison Green has served as our Chief Financial Officer since April 2019, as our Chief Compliance Officer since March 2020, and as our Treasurer and Corporate Secretary since June 2018. Ms. Green served as our Controller from July 2017 to May 2019 and as our Senior Vice President of Finance from May 2018 to April 2019. She also served as the Vice President of GSV Asset Management, LLC, the Company’s former external investment adviser, from July 2017 to March 2019. Prior to joining the Company and GSV Asset Management, LLC, she was the Controller and an accounting and financial consultant at Rise Companies Corp., the parent company of Fundrise, a Washington DC-based crowdfunded real estate investment platform, from April 2016 to April 2017. Prior to Rise Companies Corp., Ms. Green was the Controller at the Girl Scout Council of the Nation’s Capital and a ProInspire Fellow at the Council from September 2013 to April 2016. Ms. Green was a member of the Fund Management and Coinvestment teams at The Carlyle Group, focusing on Europe and US Real Estate and Energy Funds from June 2009 to August 2013 and began her career at Deloitte & Touche LLP in Los Angeles as an audit associate focused on financial services clients. Ms. Green is a Certified Public Accountant (CPA, inactive) and graduated with degrees in Accounting and Finance from the University of Southern California.

CORPORATE GOVERNANCE
Director Independence
In accordance with rules of the Nasdaq Capital Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us and that he or she satisfied the independence requirements of the 1940 Act. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.
In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the Nasdaq Capital Market. The applicable Nasdaq Capital Market rules provide that a director of a business development company (“BDC”) shall be considered to be independent if he or she is not an “interested person” of SuRo Capital, as defined in Section 2(a)(19) of the 1940 Act.
The Board of Directors has determined that each of Messrs. Potter, Lott, and Mazur and Ms. Westley is independent and has no relationship with us, except as a director and/or stockholder. Mark D. Klein is not independent due to his position as our Chief Executive Officer and President.
Board Leadership Structure
Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of SuRo Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to SuRo Capital. Among other things, our Board of Directors approves the appointment of our executive officers, reviews and monitors the services and activities performed by our executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.
Under our bylaws, our Board of Directors may designate a Chair to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the Chair of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of SuRo Capital and its stockholders at such times.
Our Board of Directors has appointed Mr. Klein to serve as Chair of the Board of Directors. Mr. Klein is an “interested person” of the Company (as defined in Section 2(a)(19) of the 1940 Act) due to his position as our Chief Executive Officer and President. Our Board of Directors believes that Mr. Klein is best situated to serve as Chair of the Board of Directors given his history with the Company, familiarity with its business and industry, extensive knowledge of the financial and investment banking industries and experience as a director of other publicly traded companies. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while Mr. Klein brings Company-specific and industry-specific experience and expertise. We believe that the Company is best served through the existing leadership structure of the Board of Directors, as it promotes strategy development and execution, effective corporate governance, and Mr. Klein’s relationship with management provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.
Our Board of Directors has appointed Mr. Potter, one of our independent directors, to serve as lead independent director. The lead independent director presides over executive sessions of the independent directors and serves as a key point person for interactions and communications between management and the independent directors. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, valuation, compensation and nominating and corporate governance committees comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.
Board’s Role in Risk Oversight
Our Board of Directors performs its risk oversight function primarily through (a) its four standing committees, each comprised solely of independent directors, which report to the entire Board of Directors and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.
As described below in more detail under “Committees of the Board of Directors,” the Audit Committee, Nominating and Corporate Governance Committee, Compensation Committee and Valuation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Compensation Committee’s risk oversight responsibilities include assisting the Board of Directors with matters related to compensation generally, including director and executive officer compensation. The Valuation Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments.
Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board of Directors will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and those of our service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and those of our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent directors at least once each year.
Our Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% (or 150% if certain requirements under the 1940 Act are met) immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets,” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.
Committees of the Board of Directors
Our Board of Directors has established an Audit Committee, Nominating and Corporate Governance Committee, a Valuation Committee and a Compensation Committee. During 2020, our Board of Directors held nine meetings, our Audit Committee held four meetings, our Nominating and Corporate Governance Committee held one meeting, our Valuation Committee held eight meetings and our Compensation Committee held five meetings. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. In 2020, four of our five directors attended the annual meeting of stockholders.
Audit Committee
The Audit Committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the Audit Committee and which is made available on our website at https://investors.surocap.com/corporate-governance. The Audit Committee’s responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements. The Audit Committee is currently composed of Ms. Westley and Messrs. Lott, Mazur and Potter, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of SuRo Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Mazur serves as Chair of the Audit Committee. Our Board of Directors has determined that Mr. Potter is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Ms. Westley and Messrs. Lott, Mazur and Potter meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors, which is made available on our website at https://investors.surocap.com/corporate-governance. The members of the Nominating and Corporate Governance Committee are Ms. Westley and Messrs. Potter, Lott and Mazur, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of SuRo Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Lott serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The Nominating and Corporate Governance Committee’s policy is to consider nominees properly recommended by our stockholders in accordance with our charter, bylaws and applicable law. See “Submission of Stockholder Proposals” in this Proxy Statement for more information.
The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to us, our stockholders and our Board of Directors. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:
•
are of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

•
are free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•
are willing and able to devote sufficient time to the affairs of SuRo Capital and are diligent in fulfilling the responsibilities of a member of the Board of Directors and a member of any committees thereof  (including developing and maintaining sufficient knowledge of SuRo Capital and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee thereof; preparing for, attending and participating in meetings of the Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and

•
have the capacity and desire to represent the balanced, best interests of the stockholders of SuRo Capital as a whole and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director-nominees. In determining whether to recommend a director-nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director-nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director-nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves our needs and the interests of our stockholders.
Valuation Committee
The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Board of Directors and Valuation Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations including securities that, while listed on a private securities exchange, have not actively traded. The Valuation Committee is presently composed of Ms. Westley and Messrs. Lott, Mazur and Potter, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of SuRo Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Potter serves as Chair of the Valuation Committee.
Compensation Committee
The Compensation Committee operates pursuant to a charter approved by our Board of Directors, which is made available on our website at https://investors.surocap.com/corporate-governance. The Compensation Committee is responsible for reviewing and approving compensation and reviewing and making recommendations to the Board of Directors regarding incentive compensation and equity-based plans. In connection with reviewing and approving compensation of our executive officers, the Compensation Committee, among other things, (i) considers the Company’s goals and objectives relevant to executive officer compensation; (ii) evaluates each executive officer’s performance in light of such goals and objectives and set each executive officer’s compensation based on such evaluation and such other factors as the Compensation Committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation); and (iii) determines any long-term incentive component of each executive officer’s compensation based on awards given to such executive officer in past years (if any), the Company’s performance, stockholder return and the value of similar incentive awards relative to such targets at comparable companies and such other factors as the Compensation Committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation). In addition, the Compensation Committee is responsible for assisting the Board of Directors with matters related to compensation generally, including director and executive officer compensation. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The Compensation Committee is presently composed of Ms. Westley and Messrs. Lott, Potter and Mazur, each of whom is considered independent under the rules of the Nasdaq Capital Market and is not an “interested person” of SuRo Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Ms. Westley serves as Chair of the Compensation Committee.
Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2020, no member of the Compensation Committee was an officer, former officer or employee of ours or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. Each member of the Compensation Committee is independent for purposes of the applicable listing standards of the Nasdaq Capital Market. In addition, no Compensation

Committee interlocking relationships, as set forth under Item 407(e) of Regulation S-K, existed during the fiscal year ended December 31, 2020 between any member of the Board of Directors, the Compensation Committee or our executive officers.
Communication with the Board of Directors
Stockholders with questions about us are encouraged to contact our Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to SuRo Capital Corp., Board of Directors, One Sansome Street, Suite 730, San Francisco, CA 94104. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).
All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to the Audit Committee.
The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.
Hedging, Speculative Trading and Pledging of Securities
Our insider trading policy prohibits our directors, executive officers and employees from engaging in any short-term trading, short sales and other speculative transactions involving our securities, including buying or selling puts or calls or other derivative securities based on our securities. In addition, such persons are prohibited under our insider trading policy from (i) entering into hedging or monetization transactions (such as zero-cost collars and forward-sale contracts) or similar arrangements, except in circumstances that are pre-approved by our Chief Compliance Officer, and (ii) pledging our securities in a margin account or as collateral for a loan, except that our securities may be pledged as collateral for a loan (not including margin debt) if such person clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities and such transaction is pre-approved by our Chief Compliance Officer.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics which applies to, among others, our senior officers, including our Chief Executive Officer, President and our Chief Financial Officer, as well as any of our other officers, directors and employees. Our code of business conduct and ethics is available on our website at https://investors.surocap.com/corporate-governance. We will report any material amendments to or waivers of a required provision of our code of conduct and/or corporate governance guidelines on our website and/or in a Current Report on Form 8-K.

COMPENSATION OF DIRECTORS
The following table sets forth the compensation that we paid during the year ended December 31, 2020 to our independent directors. Directors who are employees and therefore “interested persons” of the Company (as such term is defined in Section 2(a)(19) of the 1940 Act) do not receive compensation for their services as directors.
Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total(2)
Leonard A. Potter	$110,000	$50,000	$160,000
Ronald M. Lott	110,000	50,000	160,000
Marc Mazur	115,000	50,000	165,000
Lisa Westley	110,000	50,000	160,000

(1)
Each of Messrs. Potter, Lott and Mazur and Ms. Westley were granted 5,440 restricted shares on July 2, 2020 under the Amended Equity Incentive Plan, which vest in full on the earlier of (i) July 2, 2021 or (ii) the date of the Annual Meeting, provided such person has been in continuous service with the Company through such date. As such, these restricted shares were unvested and outstanding as of December 31, 2020. The amounts reflected in the table represent the grant date fair value of such restricted share grants in accordance with FASB ASC Topic 718 based on the closing price of our common stock on the Nasdaq Capital Market on the grant date. Pursuant to SEC rules, the amounts shown exclude the impact of any estimated forfeitures related to service-based vesting conditions. Such amounts may not correspond to the actual value that will be recognized by such independent directors upon vesting. For additional information, please see the discussion of the assumptions made in the valuation of these awards in Note 11 to the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K accompanying this Proxy Statement.

(2)
For a discussion of the independent directors’ compensation, see below.

The Compensation Committee periodically reviews the compensation of our independent directors and recommends any changes to the Board of Directors for approval. Our independent directors currently receive an annual fee of $100,000. They also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors and committee meeting in person. In addition, the Chair of the Audit Committee receives an annual fee of $15,000 and each Chair of the other committees receives an annual fee of  $10,000 for his or her additional services in these capacities. No compensation is paid to directors who are “interested persons” of SuRo Capital (as such term is defined in Section 2(a)(19) of the 1940 Act) for their service on the Board of Directors.
The Amended Equity Incentive Plan provides a means through which we may attract and retain qualified independent directors to enter into and remain in service on our Board of Directors. Pursuant to the terms of the Amended Equity Incentive Plan, each of our independent directors annually receives $50,000 in restricted shares on the date of each annual meeting of stockholders, with the number of restricted shares determined by dividing such amount by the closing price of our common stock on the Nasdaq Capital Market on the date of grant. Each grant of $50,000 in restricted shares will vest if the independent director is in continuous service with the Company through the anniversary of such grant (or, if earlier, the annual meeting of the Company’s stockholders that is closest to the anniversary of such grant). See “Compensation of Executive Officers — Equity Incentive Plan” for additional information on the Amended Equity Incentive Plan.

INTERNALIZATION OF OUR OPERATING STRUCTURE
On and effective March 12, 2019 (the “Effective Date”), our Board of Directors approved internalizing our operating structure (“Internalization”) and we began operating as an internally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. Prior to the Effective Date, we were externally managed by our former investment adviser, GSV Asset Management, LLC (“GSV Asset Management”).
In connection with our Internalization, the Investment Advisory Agreement (the “Investment Advisory Agreement”) between us and GSV Asset Management and the Administration Agreement (the “Administration Agreement”) between us and GSV Capital Service Company, LLC (“GSV Capital Service Company”) were terminated as of the Effective Date in accordance with their respective terms. On the Effective Date, we entered into a consulting agreement (the “Consulting Agreement”) with Michael T. Moe (the former Chair of our Board of Directors and the Chief Executive Officer and Chief Investment Officer of GSV Asset Management) pursuant to which Mr. Moe provided certain services to us in connection with our transition to an internally managed operating structure. The Consulting Agreement had a term of any eighteen months and terminated on September 12, 2020 in accordance with its terms. Pursuant to the Consulting Agreement, the Company paid Mr. Moe a total amount equal to $1,250,000.

COMPENSATION DISCUSSION AND ANALYSIS
The following Compensation Discussion and Analysis, or CD&A, provides information relating to the compensation of SuRo Capital’s Named Executive Officers, or NEOs, for 2020, who were:
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Mark D. Klein, Chairman and Member of the Board of Directors, Chief Executive Officer and President; and

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Allison Green, Chief Financial Officer, Chief Compliance Officer, Treasurer, and Corporate Secretary.

Effective as of March 15, 2020, our Board of Directors appointed Allison Green to also serve as our Chief Compliance Officer and Carl Rizzo ceased serving as our Chief Compliance Officer. Mr. Rizzo was not an employee of the Company, we did not directly compensate him and he served as our Chief Compliance Officer pursuant to an agreement between us and Alaric Compliance Services LLC (“Alaric Compliance Services”), a third-party compliance services provider. We paid Alaric Compliance Services directly for Mr. Rizzo’s services pursuant to such agreement, which amount was less than $100,000 for the year ended December 31, 2020.
As a result of our Internalization, we are an internally managed BDC and our senior management team consists of Mark D. Klein and Allison Green. These executive officers have entered into employment agreements with us and will be compensated according to the terms of such agreements, which are described below under “Employment Agreements.”
We have been closely monitoring the COVID-19 pandemic, its broader impact on the global economy and the more recent impacts on the U.S. economy. Although we have not been materially impacted by the COVID-19 pandemic, we have and continue to assess the impact of the COVID-19 pandemic on our business and portfolio companies. In response to the COVID-19 pandemic, we instituted a temporary work-from-home policy in March 2020, pursuant to which our employees have and continue to primarily work remotely without disruption to our operations. This policy will remain in effect until it is deemed safe to return to our office.
Compensation Philosophy and Objectives
Our executive compensation program is designed to attract and retain key executives, motivate them to achieve our business objectives, reward them for performance, encourage them to think and act like our stockholders and align their interests with those of our stockholders. The structure of the NEOs’ employment agreements and our incentive compensation programs are designed to encourage and reward the following, among other things:
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sourcing and pursuing attractively priced investment opportunities in the securities of rapidly growing venture-capital-backed emerging companies;

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accomplishing our investment objectives;

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ensuring we allocate capital in the most effective manner possible; and

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creating stockholder value.

The compensation program for our NEOs is structured to reflect what we believe to be appropriate practices in corporate governance and executive compensation. The Compensation Committee has the primary authority to establish compensation for the NEOs and administers all executive compensation arrangements and policies. SuRo Capital’s Chief Executive Officer assists the Compensation Committee by providing recommendations regarding the compensation of NEOs, excluding himself. The Compensation Committee exercises its discretion by modifying or accepting these recommendations. The Chief Executive Officer and other members of management routinely attend a portion of the Compensation Committee meetings. However, the Compensation Committee often meets in executive session without the Chief Executive Officer or other members of management when discussing compensation matters and on other occasions as determined by the Compensation Committee.
The Compensation Committee takes into account competitive market practices with respect to the salaries and total direct compensation of the NEOs and other key employees. Members of the Compensation

Committee consider market practices by reviewing public and non-public information for executives at comparable companies and funds. The Compensation Committee also has the authority to utilize compensation consultants to better understand competitive pay practices and has retained such expertise in the past.
Independent Compensation Consultant
The Compensation Committee may engage independent compensation consultants to assist the Compensation Committee and provide advice on a variety of compensation matters relating to NEO, other key employee and independent director compensation, incentive compensation plans and compensation trends, best practices and regulatory matters. Any such compensation consultants are hired by and report directly to the Compensation Committee. Although compensation consultants may work directly with management on behalf of the Compensation Committee, any such work is under the control and supervision of the Compensation Committee.
The Compensation Committee retained Mercer (US) Inc. (“Mercer”) as an independent compensation consultant to provide such compensation consulting services for fiscal year 2020, including to benchmark and opine on market competitive compensation levels and mix necessary to attract and retain quality executive officers, other key employees and independent directors. From time to time and in support of Mercer’s role as an adviser to the Compensation Committee, Mercer receives input regarding the Company’s strategic goals and the manner in which executive and independent director compensation should support these goals. The Compensation Committee evaluated Mercer’s independence from the Company and determined that Mercer is independent primarily because it does not work for management of the Company, receives no compensation from the Company other than its work in advising the Compensation Committee and maintains no other economic relationships with the Company or any of its affiliates.
Assessment of Market Data
In assessing the competitiveness of executive compensation levels, the Compensation Committee analyzes market data of certain companies, including internally managed BDCs, private equity firms and other asset management and financial services companies. This analysis focuses on the compensation practices at companies and funds reasonably comparable in asset size, typical investment size and type, market capitalization and general business scope as compared to the Company. The key elements of compensation of base salary, annual bonuses, and long-term incentives are reviewed.
In regards to other internally managed BDCs like SuRo Capital, the Compensation Committee considers the compensation practices and policies pertaining to executive officers as detailed in their company’s respective proxies, research analysts’ reports and other publicly available information. However, there are relatively few internally managed BDCs and none that are directly comparable to the Company in regards to business strategies, assets under management, typical investment size and type and market capitalization. Moreover, regarding the compensation and retention of executive talent, the Company also competes with private equity funds, private credit funds, venture funds and other types of specialized investment funds. Since these funds are generally private companies that are not required to publicly disclose their executive compensation practices and policies, the Compensation Committee relies on third-party compensation surveys as well as other available information to compare compensation practices and policies.
Items taken into account from comparable companies and funds include, but are not necessarily limited to, base compensation, bonus compensation, stock option awards, restricted stock awards, carried interest and other compensation. In addition to actual levels of cash and equity related compensation, the Compensation Committee also considers other approaches comparable companies are taking with regard to overall executive compensation practices. Such items include, but are not necessarily limited to, the use of employment agreements for certain employees, the mix of cash and equity compensation, the use of third-party compensation consultants and certain corporate and executive performance measures that are established to achieve longer term total return for stockholders. Finally, in addition to analyzing comparable companies and funds, the Compensation Committee also evaluates the relative cost structure of the Company as compared to the entire BDC sector, including internally and externally managed BDCs, as well as other private funds.

Assessment of Company Performance
The Compensation Committee believes that sustained financial performance coupled with consistent stockholders’ returns as well as proportional employee compensation are essential components for SuRo Capital’s long-term business success. SuRo Capital typically makes multiple year investments in its portfolio companies. However, the Company’s business plan involves taking on investment risks over a range of time periods. Accordingly, much emphasis is focused on maintaining the stability of net asset values as well as the continuity of earnings to pass through to stockholders in the form of increased net asset value per share and dividends. The maintenance and growth of net asset value and overall operating performance of the Company are key metrics in the Compensation Committee’s assessment of financial performance.
SuRo Capital’s primary strategy is to maximize our investment portfolio’s total return, principally by realizing capital gains from equity and equity-related investments and generating current income from debt and equity-related investments. Such capital gains and current income are key drivers to stockholder returns and value. Achieving this strategy requires a methodical asset acquisition approach and active monitoring and management of our investment portfolio over time. A meaningful part of the Company’s employee base is dedicated to the maintenance of asset values, the generation of new investment opportunities and the expansion of capital gains and recurring income to sustain and grow our net asset value and dividends, and thus stockholder returns and value. The Compensation Committee believes that stability of the management team is critical to achieving successful implementation of the Company’s strategies. Further, the Compensation Committee, in establishing and assessing executive salary and performance incentives, is more focused on SuRo Capital’s results as compared to its business objectives rather than the performance of SuRo Capital relative to other comparable companies or industry metrics.
Stockholder Advisory Vote on Executive Compensation
At our 2019 Annual Meeting of Stockholders, our stockholders voted, on an advisory basis, to conduct an advisory vote on executive compensation annually. In accordance with the results of this vote, our Board of Directors determined to implement an advisory vote on executive compensation annually (beginning with the 2020 Annual Meeting of Stockholders) until the next required vote on the frequency of stockholder votes on the compensation of executives, which is scheduled to occur at the 2025 Annual Meeting of Stockholders.
At our 2020 Annual Meeting of Stockholders, our stockholders approved the advisory vote on executive compensation for the 2019 fiscal year with approximately 66% of the votes cast voting for approval. However, only 3,965,966 votes were cast on such proposal and there were 9,152,440 broker non-votes. We have reviewed and continue to review our executive compensation program such that it recognizes the business environment in which we operate, attracts and incentivizes qualified executives and other key employees, and is aligned with stockholder interests.
Executive Compensation Components
Overview
For 2020, the components of SuRo Capital’s direct compensation for NEOs included:
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base salary;

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annual cash bonuses and additional cash bonuses;

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long-term compensation pursuant to the Amended Equity Incentive Plan; and

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other benefits.

The Compensation Committee designs each NEO’s direct compensation package to appropriately reward the NEO for his or her contribution to the Company. The judgment and experience of the Compensation Committee are weighed with individual and Company performance metrics and in consultation with the Compensation Committee’s independent third-party compensation consultant and the Company’s Chief Executive Officer (except with respect to himself) to determine the appropriate mix of compensation for each individual. The Compensation Committee does not target a specific level of compensation relative to market practice, and only uses such data as a reference point when establishing compensation levels for NEOs. Cash compensation consisting of base salary and discretionary bonuses tied to achievement of individual performance goals that are reviewed and approved by the Compensation Committee, as well as corporate objectives, are intended to motivate NEOs to remain with the Company and work to achieve expected business objectives. Stock-based compensation is awarded based on performance expectations approved by the Compensation Committee for each NEO. The blend of short-term and long-term compensation may be adjusted from time to time to balance the Compensation Committee’s views regarding the benefits of current cash compensation and appropriate retention incentives.
For additional information regarding the compensation of the NEOs for 2020, please refer to “2020 Compensation Determination” and “Compensation of Executive Officers.”
Base Salary
Base salary is used to recognize the experience, skills, knowledge and responsibilities required of the NEOs in their roles. In connection with establishing the base salary of each NEO, the Compensation Committee and management consider a number of factors, including the seniority and experience level of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, the past base salary of the individual, the relative number of well-qualified candidates available in our area, and the NEO’s employment agreement. In addition, the Compensation Committee considers the base salaries paid to comparably situated executive officers and other competitive market practices. This data is provided to the Compensation Committee by its independent third-party compensation consultant.
The salaries of the NEOs are reviewed on an annual basis, as well as at the time of promotion or any substantial change in responsibilities. The leading factors in determining increases in salary level are individual performance and competitive pressures.
Annual Cash Bonuses and Additional Cash Bonuses
Annual cash bonuses are intended to reward individual performance during the year and can therefore be highly variable from year to year. Cash bonus awards for the NEOs are determined by the Compensation Committee on a discretionary basis based on performance criteria, particularly corporate and individual performance goals and other measures established by the Compensation Committee with the Chief Executive Officer’s input (except with respect to his own performance criteria). Should actual performance exceed expected performance criteria, the Compensation Committee may adjust individual cash bonuses to take such superior performance into account. Likewise, should actual performance fall below expected performance criteria, the Compensation Committee may adjust individual cash bonuses to take such performance into account.
Under the Amended Employment Agreements and the Second Amended Employment Agreements (as such terms are defined below), the NEOs are eligible to receive an annual cash bonus and an additional cash bonus in excess of such annual cash bonus, provided that 100% of the net amount (as defined in the applicable Amended Employment Agreement and Second Amended Employment Agreement) of such additional cash bonus is used to purchase shares of the Company’s common stock in accordance with the Company’s policies and procedures and applicable law, as discussed under “Employment Agreements.” The Compensation Committee and the Board of Directors determined that the potential for, and use of, such additional cash bonus payments would better align the NEOs’ interests with those of the Company’s stockholders.
Long-Term Incentive Awards
On July 31, 2019, the Board of Directors approved and adopted the Amended Equity Incentive Plan and on June 19, 2020 stockholders approved the Amended Equity Incentive Plan, which amended and restated and superseded the Company’s 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”) in its entirety, to provide stock-based awards as long-term incentive compensation to employees, including the NEOs. The Company uses stock-based awards to (i) attract and retain key employees and officers, (ii) motivate employees and officers by means of performance-related incentives to achieve long-range performance goals, (iii) enable employees and officers to participate in the Company’s long-term growth and (iv) link employees’ compensation to the long-term interests of stockholders. The Compensation Committee has authority to select the persons to receive stock-based awards, and our Board of Directors may also grant awards and administer the Amended Equity Incentive Plan, in its sole discretion. At the time of each award, the Compensation Committee will determine the terms of the award in its sole discretion, including any performance period (or periods) and any performance objectives relating to the award.
Restricted Shares.   The Company has received exemptive relief from the SEC that permits the Company to grant restricted shares in exchange for or in recognition of services by its employees, officers and directors, including non-employee directors. Pursuant to the Amended Equity Incentive Plan, the Compensation Committee may award shares of restricted stock to plan participants in such amounts and on such terms as the Compensation Committee determines in its sole discretion, provided that such awards are consistent with the conditions set forth in the SEC’s exemptive order. Each grant of restricted shares will be for a fixed number of shares as set forth in an award agreement between the grantee and the Company. Award agreements will set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights. Beginning with 2021, the Compensation Committee expects to make annual grants of restricted shares to our NEOs, which is subject to change.
Options.   The Compensation Committee may in its sole discretion grant options to purchase shares of our common stock (including incentive stock options and non-qualified stock options) to the Company’s employees and officers, including employee directors. We expect that options granted by our Compensation Committee will represent a fixed number of shares of our common stock, will have an exercise, or strike, price equal to the fair market value of our common stock on the date of such grant, and will be exercisable, or “vested,” at some time at or after grant. The “fair market value” will be defined as the closing sales price of the common stock on the Nasdaq Capital Market on the date of the grant. Some stock options granted by our Compensation Committee may vest simply by the holder remaining with us for a period of time, and some may vest based on our attaining certain performance levels.
During the year ended December 31, 2020, none of our NEOs were granted any awards under the Amended Equity Incentive Plan. In addition, the Compensation Committee determined that, given the Company’s strategy of paying dividends and the inability to pay dividends on stock options or adjust the exercise price, stock option awards are not an effective means of incentivizing the Company’s employees, including the NEOs, to advance stockholders’ interests and that other types of compensation, such as the bonus structure set forth in the Amended Employment Agreements and the Second Amended Employment Agreements and restricted stock awards under the Amended Equity Incentive Plan, would provide a better method of aligning the NEOs’ interests with those of the Company’s stockholders. Accordingly, on April 28, 2020, all stock option awards granted under the 2019 Equity Incentive Plan to the Company’s employees, including the NEOs, were cancelled for no payment and none are outstanding. See “Employment Agreements” for a discussion of the Amended Employment Agreements and the Second Amended Employment Agreements.
For additional information regarding the Amended Equity Incentive Plan, please refer to “Compensation of Executive Officers — Equity Incentive Plan.”
Other Benefits
SuRo Capital’s NEOs generally participate in the same benefit plans and programs as the Company’s other employees, including comprehensive medical, dental and vision insurance, short term and long term disability insurance and life insurance.
SuRo Capital maintains a 401(k) plan for all full-time employees who are at least 21 years of age through which the Company makes non-discretionary matching contributions to each participant’s plan account on the participant’s behalf. For each participating employee, the Company’s contribution is a 50% match of the employee’s contributions up to a 6% contribution level, with a maximum annual regular matching contribution of $12,500 during 2020. All contributions to the plan, including those made by the Company, vest immediately. The Board of Directors may also, at its sole discretion, provide that the Company will make additional contributions to employee 401(k) plan accounts, which would also vest immediately.

The Company provides no other material benefits, deferred compensation, perquisites or retirement benefits to the NEOs.
Employment Agreements
Overview
As described below, the Company is a party to an employment agreement with each of Mark D. Klein, the Company’s Chairman, Chief Executive Officer and President, and Allison Green, the Company’s Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary.
On April 23, 2019, the Company entered into an initial employment agreement with each of Mr. Klein and Ms. Green (each, an “Initial Employment Agreement and collectively, the “Initial Employment Agreements”) pursuant to which they received their respective salaries, bonuses, and benefits for 2019.
On April 28, 2020, the Company entered into an amended and restated employment agreement with each of Mr. Klein and Ms. Green (each, an “Amended Employment Agreement and collectively, the “Amended Employment Agreements”), which amended and restated the Initial Employment Agreements in their entirety and set forth such NEOs’ salaries, bonuses and benefits for 2020 and until such Amended Employment Agreements were amended or terminate. The Amended Employment Agreements were identical in all material respects to the Initial Employment Agreements, except that the Amended Employment Agreements extended the terms of the Initial Employment Agreements by one-year to December 31, 2023 and included a provision making Mr. Klein and Ms. Green eligible to receive additional bonus payments in excess of the annual bonus payments set forth in the Initial Employment Agreements, provided that they used 100% of the net amount (as defined in the Amended Employment Agreements) of such additional bonus payments to purchase shares of the Company’s common stock.
On April 26, 2021, the Company entered into a second amended and restated employment agreement with each of Mr. Klein and Ms. Green (each, a “Second Amended Employment Agreement and collectively, the “Second Amended Employment Agreements”), which amended and restated the Amended Employment Agreements in their entirety. The Second Amended Employment Agreements are identical in all material respects to the Amended Employment Agreements, except that the Second Amended Employment Agreements extended the terms of the Amended Employment Agreements by one-year to December 31, 2024. The Second Amended Employments Agreements set forth such NEOs’ salaries, bonuses and benefits until such Second Amended Employment Agreements are amended or terminate.
Under the Amended Equity Incentive Plan, each of Mr. Klein and Ms. Green may receive awards of restricted shares and stock options pursuant to his or her employment agreement, as amended and restated.
Amended Employment Agreements, dated April 28, 2020, with Mark D. Klein and Allison Green
The Amended Employment Agreements became effective as of April 28, 2020 and had initial terms ending on December 31, 2023, unless sooner terminated or amended pursuant to their terms. The Amended Employment Agreements were subject to automatic renewal upon completion of the initial term unless the respective parties thereto elected to terminate such agreement at least thirty (30) days prior to the expiration of the then current term.
Under the terms of the Amended Employment Agreements, Mr. Klein and Ms. Green were entitled to receive an annual base salary equal to eight hundred fifty thousand dollars ($850,000) and four hundred fifty thousand dollars ($450,000), respectively (subject to annual review and increase by the Board of Directors at its sole discretion) and were eligible to earn annual bonus payments of up to one hundred percent (100%) and seventy percent (70%), respectively, of his or her then-effective base salary. Such annual bonus payments, if any, would be payable at the discretion of the Board of Directors if certain Company performance objectives, performance goals and other objectives, as mutually agreed upon by the Board of Directors and Mr. Klein and Ms. Green, as applicable, were achieved. In addition, Mr. Klein and Ms. Green were eligible to receive additional bonus payments in excess of such annual bonus payments, as determined by the Compensation Committee, provided that Mr. Klein and Ms. Green used one hundred percent (100%) of the net amount (as defined in the applicable Amended Employment Agreement) to purchase shares of the

Company’s common stock in accordance with the Company’s policies and procedures and applicable law. The Compensation Committee and the Board of Directors determined that the potential for, and use of, such additional bonus payments would better align the NEOs’ interests with those of the Company’s stockholders.
Under the terms of the Amended Employment Agreements, in the event of termination of such executive’s employment due to such executive’s death or disability (as defined in the applicable Amended Employment Agreement), such executive, or such executive’s legal representatives or named beneficiaries, would be entitled to receive (i) earned but unpaid base salary, (ii) any accrued but unpaid paid time off or vacation payable in accordance with applicable Company policy, (iii) any reimbursable business expenses incurred, but not yet reimbursed to such executive, and (iv) any benefits earned through the date of such executive’s termination in accordance with the terms of the applicable benefit plans (collectively, the “Accrued Benefits”). The Company would also pay such executive or such executive’s legal representatives or named beneficiaries, as applicable, (i) any unpaid annual bonus for the preceding fiscal year and (ii) a pro-rated portion of the annual bonus for the then current fiscal year based on the number of days of the then current fiscal year that such executive was employed by the Company. Additionally, notwithstanding the terms of the applicable equity incentive plan or award agreement, any unvested portion of any equity awards held by such executive would immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the date of such executive’s termination.
Under the terms of the Amended Employment Agreements, in the event of the termination of such executive’s employment for cause (as defined in the applicable Amended Employment Agreement), the Company would pay to such executive accrued benefits that had been earned but unpaid as of the date of the termination and such executive would receive no further payments of any kind.
Under the terms of the Amended Employment Agreements, in the event of the termination of such executive’s employment by the Company without cause or by such executive for good reason (as defined in the applicable Amended Employment Agreement), the Company would pay to such executive all Accrued Benefits through the date of such termination, and the following severance benefits:
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The Company would pay such executive a lump sum amount of severance equal to the product of: (A) the multiplier, and (B) the sum of (i) such executive’s then-current base salary, plus (ii) the annual bonus earned by such executive for the preceding fiscal year. The multiplier would equal two (2) for Mr. Klein and one (1) for Ms. Green, provided, however, that the multiplier would equal three (3) for Mr. Klein and two (2) for Ms. Green if (x) the termination occurred within the first anniversary of a change in control event (as defined in the applicable Amended Employment Agreement), (y) such executive did not vote in favor of such change in control, and (z) the Company’s net assets were greater than $100,000,000, as determined by the Board in good faith. If the termination occurred in 2020, the annual bonus for purposes of the severance calculation would equal such executive’s base salary. If the termination occurred in 2021, the annual bonus for purposes of the severance calculation would equal the annualized rate of the annual bonus such executive earned for the 2020 fiscal year.

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Notwithstanding the terms of the applicable equity incentive plan or award agreement, any unvested portion of any equity awards held by such executive would immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the date of such executive’s termination.

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The Company would provide, at the Company’s cost, continuation health insurance coverage under COBRA during the twelve (12) months following the date of termination for Ms. Green and the eighteen (18) months following the date of termination for Mr. Klein (each, “COBRA Coverage Period”), provided that, these payments for continuation coverage under COBRA would cease prior to the end of the COBRA Coverage Period if such executive became eligible for other group health insurance coverage from a new employer, and provided further that such coverage provided during the COBRA Coverage Period would be included in (and not in addition to) the continuation period under COBRA.

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Such executive would be eligible to receive any unpaid annual bonus for the preceding fiscal year, and a pro-rated portion of the annual bonus for the then current fiscal year based on the number of days of the then current fiscal year that such executive was employed by the Company.

Payment of any amounts and benefits in addition to the base salary, including any severance benefit, would be conditioned on such executive’s execution and non-revocation, where applicable, of a release of claims in favor of the Company. The severance amount, with the exception of the pro-rated bonus for the then current fiscal year, would be paid to such executive within thirty (30) days following the effective date of such release. The pro-rated bonus for the then current fiscal year would be paid in accordance with the Company’s regular payment schedule for the annual bonus for that calendar year.
Each Amended Employment Agreement contained a provision for the protection of our confidential information, trade secrets, and intellectual property during such executive’s employment with the Company or its affiliates and following termination of such executive’s employment. Except as required by law, such executive would not, directly or indirectly, at any time, disclose to any third person or use in any way any non-public information or confidential information. Each Amended Employment Agreement also contained a mutual non-disparagement provision that provided that neither party to such Amended Employment Agreement would disparage the other, and an arbitration clause that mandated arbitration in the event of a dispute.
Second Amended Employment Agreements, dated April 26, 2021, with Mark D. Klein and Allison Green
The Second Amended Employment Agreements became effective as of April 26, 2021 and have initial terms ending on December 31, 2024, unless sooner terminated or amended pursuant to their terms. The Second Amended Employment Agreements are subject to automatic renewal upon completion of the initial term unless the respective parties thereto elect to terminate such agreement at least thirty (30) days prior to the expiration of the then current term.
Under the terms of the Second Amended Employment Agreements, Mr. Klein and Ms. Green are entitled to receive an annual base salary equal to eight hundred fifty thousand dollars ($850,000) and four hundred fifty thousand dollars ($450,000), respectively (subject to annual review and increase by the Board of Directors at its sole discretion) and are eligible to earn annual bonus payments of up to one hundred percent (100%) and seventy percent (70%), respectively, of his or her then-effective base salary. Such annual bonus payments, if any, shall be payable at the discretion of the Board of Directors if certain Company performance objectives, performance goals and other objectives, as mutually agreed upon by the Board of Directors and Mr. Klein and Ms. Green, as applicable, are achieved. In addition, Mr. Klein and Ms. Green are eligible to receive additional bonus payments in excess of such annual bonus payments, as determined by the Compensation Committee, provided that Mr. Klein and Ms. Green use one hundred percent (100%) of the net amount (as defined in the applicable Second Amended Employment Agreement) to purchase shares of the Company’s common stock in accordance with the Company’s policies and procedures and applicable law. The Compensation Committee and the Board of Directors determined that the potential for, and use of, such additional bonus payments would better align the NEOs’ interests with those of the Company’s stockholders.
Under the terms of the Second Amended Employment Agreements, in the event of termination of such executive’s employment due to such executive’s death or disability (as defined in the applicable Second Amended Employment Agreement), such executive, or such executive’s legal representatives or named beneficiaries, will be entitled to receive (i) earned but unpaid base salary, (ii) any accrued but unpaid paid time off or vacation payable in accordance with applicable Company policy, (iii) any reimbursable business expenses incurred, but not yet reimbursed to such executive, and (iv) any benefits earned through the date of such executive’s termination in accordance with the terms of the applicable benefit plans (collectively, the “Accrued Benefits”). The Company shall also pay such executive or such executive’s legal representatives or named beneficiaries, as applicable, (i) any unpaid annual bonus for the preceding fiscal year and (ii) a pro-rated portion of the annual bonus for the then current fiscal year based on the number of days of the then current fiscal year that such executive was employed by the Company. Additionally, notwithstanding the terms of the applicable equity incentive plan or award agreement, any unvested portion of any equity awards held by such executive shall immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the date of such executive’s termination.
Under the terms of the Second Amended Employment Agreements, in the event of the termination of such executive’s employment for cause (as defined in the applicable Second Amended Employment

Agreement), the Company shall pay to such executive accrued benefits that had been earned but unpaid as of the date of the termination and such executive shall receive no further payments of any kind.
Under the terms of the Second Amended Employment Agreements, in the event of the termination of such executive’s employment by the Company without cause or by such executive for good reason (as defined in the applicable Second Amended Employment Agreement), the Company shall pay to such executive all Accrued Benefits through the date of such termination, and the following severance benefits:
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The Company shall pay such executive a lump sum amount of severance equal to the product of: (A) the multiplier, and (B) the sum of (i) such executive’s then-current base salary, plus (ii) the annual bonus earned by such executive for the preceding fiscal year. The multiplier shall equal two (2) for Mr. Klein and one (1) for Ms. Green, provided, however, that the multiplier shall equal three (3) for Mr. Klein and two (2) for Ms. Green if (x) the termination occurs within the first anniversary of a change in control event (as defined in the applicable Second Amended Employment Agreement), (y) such executive did not vote in favor of such change in control, and (z) the Company’s net assets are greater than $100,000,000, as determined by the Board in good faith. If the termination occurs in 2021, the annual bonus for purposes of the severance calculation will equal the annualized rate of the annual bonus such executive earned for the 2020 fiscal year.

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Notwithstanding the terms of the applicable equity incentive plan or award agreement, any unvested portion of any equity awards held by such executive shall immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the date of such executive’s termination.

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The Company shall provide, at the Company’s cost, continuation health insurance coverage under COBRA during the twelve (12) months following the date of termination for Ms. Green and the eighteen (18) months following the date of termination for Mr. Klein (each, “COBRA Coverage Period”), provided that, these payments for continuation coverage under COBRA shall cease prior to the end of the COBRA Coverage Period if such executive becomes eligible for other group health insurance coverage from a new employer, and provided further that such coverage provided during the COBRA Coverage Period shall be included in (and not in addition to) the continuation period under COBRA.

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Such executive shall be eligible to receive any unpaid annual bonus for the preceding fiscal year, and a pro-rated portion of the annual bonus for the then current fiscal year based on the number of days of the then current fiscal year that such executive was employed by the Company.

Payment of any amounts and benefits in addition to the base salary, including any severance benefit, shall be conditioned on such executive’s execution and non-revocation, where applicable, of a release of claims in favor of the Company. The severance amount, with the exception of the pro-rated bonus for the then current fiscal year, shall be paid to such executive within thirty (30) days following the effective date of such release. The pro-rated bonus for the then current fiscal year will be paid in accordance with the Company’s regular payment schedule for the annual bonus for that calendar year.
Each Second Amended Employment Agreement contains a provision for the protection of our confidential information, trade secrets, and intellectual property during such executive’s employment with the Company or its affiliates and following termination of such executive’s employment. Except as required by law, such executive will not, directly or indirectly, at any time, disclose to any third person or use in any way any non-public information or confidential information. Each Second Amended Employment Agreement also contains a mutual non-disparagement provision that provides that neither party to such Second Amended Employment Agreement will disparage the other, and an arbitration clause that mandates arbitration in the event of a dispute.
Change in Control and Severance
Amended Equity Incentive Plan.   Except as otherwise provided in the NEO’s award agreement, in the event of a change in control (as defined in the Amended Equity Incentive Plan), the Compensation Committee may provide for (i) the assumption of some or all of the outstanding equity awards, or for the grant of new equity awards in substitution therefor, by the acquiring or surviving entity, (ii) acceleration of the equity awards, (iii) the cancellation of any outstanding equity awards and cause to be paid to the NEO holding vested equity awards (including equity awards that would vest as result of a change in control) the fair value of such equity awards, if any, as determined by the Compensation Committee, or (iv) any other adjustments in such manner as it may deem equitable, in each case in accordance with the terms of the Amended Equity Incentive Plan.
A “change in control” is defined in the Amended Equity Incentive Plan as:
(i)
the acquisition (whether by purchase, merger, consolidation, combination or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) (on a fully diluted basis) of either (A) the then outstanding shares of our common stock taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock, or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of the Amended Equity Incentive Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any affiliate; (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any affiliate; or (III) in respect of a Plan Award held by a particular participant, any acquisition by the participant or any group of Persons including the participant (or any entity controlled by the participant or any group of persons including the participant);

(ii)
during any period of twenty-four (24) months, individuals who, at the beginning of such period, constitute the Board of Directors (the “Incumbent Directors”), cease for any reason to constitute at least a majority of the Board of Directors provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds (2/3rds) of the Incumbent Directors then on the Board of Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company, as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors shall be deemed to be an Incumbent Director;

(iii)
the sale, transfer or other disposition of all or substantially all of the assets of the Company to any person that is not an affiliate of the Company; or

(iv)
a change in the management structure of the Company from an internally managed BDC to an externally managed BDC pursuant to which the Company enters into an investment advisory agreement with a third-party adviser.

Severance.   Under specified covered transactions involving a change in control (as defined in each NEO’s Amended Employment Agreement and Second Amended Employment Agreement), an NEO may be entitled to receive certain severance payments and benefits as discussed above under “— Employment Agreements.” The provisions related to severance payments and benefits are identical in the Amended Employment Agreements and the Second Amended Employment Agreements. In addition, under the Amended Employment Agreements and the Second Amended Employment Agreements, if an NEO’s employment is terminated as a result of death or disability, without cause or for good reason (as defined in the NEO’s Amended Employment Agreement and Second Amended Employment Agreement), any unvested portion of any equity awards held by the NEO will immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the effective date of any such event of employment termination. If the NEO’s employment is terminated for any other reason, including for cause (as defined in each NEO’s Amended Employment Agreement and Second Amended Employment Agreement), any unvested portion of any equity awards held by the NEO will be forfeited immediately as of the effective of date of any such event of employment termination. See “— Employment Agreements” and “Potential Payments Upon Change in Control or Termination of Employment” for additional information.

The rationale behind providing a severance package in certain events is to attract talented executives who are assured that they will not be financially injured if they physically relocate and/or leave another job to join us but are forced out through no fault of their own and to ensure that our business is operated and governed for our stockholders by a management team, and under the direction of a board of directors, who are not financially motivated to frustrate the execution of a change in control transaction.
1940 Act Restrictions on Company Performance Based Compensation
The 1940 Act provides that a BDC such as SuRo Capital may maintain either an equity incentive plan or a “profit-sharing plan,” but not both, for its NEOs and other employees. The Compensation Committee believes that equity incentives closely align the interests of NEOs and employees with those of the Company’s stockholders. Accordingly, SuRo Capital has adopted and maintained an equity incentive plan for its NEOs and employees since 2019. As a result, the 1940 Act prohibits SuRo Capital from having a “profit-sharing plan.”
The term “profit-sharing plan” is very broadly defined in the 1940 Act but in this context is generally viewed as referring to incentive and other compensation being directly tied to a company’s gross or net income or any other indicia of the company’s overall financial performance, such as realized gains or losses and unrealized appreciation or depreciation on investments. In this regard, the SEC has indicated that a compensation program possesses profit-sharing characteristics if a company is obligated to make payments under the program based on company performance metrics.
Due to these restrictions imposed by the 1940 Act, the Compensation Committee is not permitted to use nondiscretionary or formulaic Company performance goals or criteria to determine executive incentive compensation. Instead, the Compensation Committee considers overall Company performance along with other factors, including individual performance criteria, and uses its discretion in determining the appropriate compensation for NEOs and other key employees. The Compensation Committee’s objective is to work within the 1940 Act regulatory framework to establish appropriate compensation levels, maintain pay-for-performance alignment and implement compensation best practices.
Tax Deductibility of Compensation
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction to public companies to the extent compensation paid to any “covered employee” exceeds $1 million in a given year. To the extent any of our “covered employees” receives compensation in excess of $1 million for any year, SuRo Capital generally cannot deduct such excess compensation for U.S. federal income tax purposes. For purposes of Section 162(m), a “covered employee” includes our CEO, our CFO and each of our other NEOs; in addition, once a person is determined to be a covered employee, such person continues to be a covered employee regardless of whether such person remains an NEO.
While the Compensation Committee considers the deductibility of compensation as one factor in determining executive compensation, the Compensation Committee also considers other factors in making compensation decisions as noted herein and retains the flexibility to authorize amounts and forms of compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by the Company for tax purposes.
2020 Compensation Determination
The Compensation Committee analyzed the competitiveness of the components of compensation described above on both an individual and aggregate basis. The Compensation Committee believes that the total compensation paid to the NEOs for the fiscal year ended December 31, 2020 is consistent with the overall objectives of SuRo Capital’s executive compensation program.
Base Salary
The Compensation Committee annually reviews the base salary of each executive officer, including each NEO, and determines whether or not to increase it in its sole discretion, including in consultation with its independent compensation consultant. Increases to base salary can be awarded to recognize, among other things, individual performance and competitive pressures.
In 2020, the Compensation Committee did not adjust the base salaries for the NEOs beyond what was agreed to in their Amended Employment Agreements. Such amounts were determined to be appropriate with respect to the roles and responsibilities of the NEOs. The Compensation Committee’s goal in setting the base salary levels for the NEOs is to adequately compensate the NEOs for expected base levels of performance and provide for the adequate retention of the NEOs.
The amount of annual base salary paid to each NEO for 2020 is presented under the caption entitled “Compensation of Executive Officers — Summary Compensation Table.” The Compensation Committee believes that the base salaries were competitive in the marketplace and appropriate for SuRo Capital executives as a key component of an overall compensation package.
Annual Cash Incentive Bonus and Additional Cash Bonus
Cash bonuses are determined annually by the Compensation Committee in accordance with the NEOs’ respective employment agreements and are based on individual and corporate performance objectives coupled with Compensation Committee discretion as appropriate. For 2020, the NEOs were eligible to receive an annual cash bonus and an additional cash bonus in excess of such annual cash bonus under the Amended Employment Agreements, provided that 100% of the net amount (as defined in the applicable Amended Employment Agreement) of such additional cash bonus is used to purchase shares of the Company’s common stock in accordance with the Company’s policies and procedures and applicable law, as discussed under “Employment Agreements.”
The Compensation Committee considered a number of major achievements as well as other factors when evaluating the cash bonuses paid to NEOs for 2020. The Compensation Committee also consulted with its independent compensation consultant and considered the NEOs’ Amended Employment Agreements. The net result of these considerations resulted in cash bonuses paid to the NEOs, including an annual cash bonus and an additional cash bonus. To further align the NEOs’ interests with those of stockholders, the Compensation Committee required and the NEOs agreed to not sell or otherwise dispose or transfer the shares of the Company's common stock purchased with such additional cash bonuses for a period of not less than one year. In particular, cash bonuses paid to NEOs for 2020 performance included recognition of SuRo Capital’s transition to an internally managed operating structure, favorable financial results, investment portfolio growth and performance, and key operational achievements.
The factors described above that were considered by the Compensation Committee in determining the cash bonuses for NEOs included:
•
Achievement of corporate objectives, particularly those related to the preservation of capital through maintenance and growth of net asset value per share;

•
Individual performance and achievement of individual goals, as well as contributions to corporate objectives;

•
Contributions to the growth of the Company’s investment portfolio;

•
Contributions to the Company’s successful navigation of the challenges presented by the COVID-19 pandemic, including communications with and outreach to portfolio companies and stockholders;

•
Increased net realized gains on the Company’s investments;

•
Increased dividends declared and paid by the Company;

•
Maintaining liquidity and capital flexibility to accomplish the Company’s business objectives;

•
Appropriate and planned development of personnel;

•
Continued development of operational best practices within governance and regulatory requirements;

•
Continued development of focused and active maintenance and growth of the Company’s investment portfolio driven by investment exits, new investments, strategic follow-on investments, and investment restructuring;

•
Efficient use of the Company’s continuous at-the-market equity offering; and

•
Continued growth of net assets and net asset value per share and strengthening of the Company’s financials.

The Compensation Committee did not weight these achievements or the other factors and used discretion in determining the cash bonus amount allocated to each executive for 2020. The amount of the annual cash bonus and additional cash bonus paid to each NEO for 2020 is presented under the caption entitled “Compensation of Executive Officers — Summary Compensation Table.” The Compensation Committee believes that these annual cash bonus and additional cash bonus awards are individually appropriate based on 2020 performance. Such bonuses comprise a key component of the Company’s overall compensation program.
Long-Term Incentive Awards
During the year ended December 31, 2020, none of our NEOs were granted any awards under the Amended Equity Incentive Plan. Although, beginning with 2021, the Compensation Committee expects to make annual grants of restricted shares to our NEOs under the Amended Equity Incentive Plan, which is subject to change, to recognize individual contributions to corporate strategic priorities and to the long-term performance of the Company. Other objectives of restricted share grants are to assist with retention, align NEO interests with stockholder interests, and to provide competitive total direct compensation. In that regard, on February 10, 2021, Mr. Klein received a grant of 154,362 restricted shares and Ms. Green received a grant of 28,523 restricted shares. One-third of such restricted shares vest on each of the next three anniversaries of the date of grant.
In addition, the Compensation Committee determined that, given the Company’s strategy of paying dividends and the inability to pay dividends on stock options or adjust the exercise price, stock option awards are not an effective means of incentivizing the Company’s employees, including the NEOs, to advance stockholders’ interests and that other types of compensation, such as the additional bonus payments available under the Amended Employment Agreements and the Second Amended Employment Agreements and restricted stock awards under the Amended Equity Incentive Plan, would provide a better method of aligning the NEOs’ interests with those of the Company’s stockholders. Accordingly, on April 28, 2020, all stock option awards granted under the 2019 Equity Incentive Plan to the Company’s employees, including the NEO, were cancelled for no payment and none are outstanding. See “Employment Agreements” for additional information regarding the Amended Employment Agreements and the Second Amended Employment Agreements.
Risk Management and Compensation Policies and Practices
We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.
The Compensation Committee has reviewed the elements of executive compensation to determine whether any portion of executive compensation encourages excessive risk taking and concluded:
•
compensation is allocated among base salaries, cash bonuses and other compensation opportunities in such a way as to not encourage excessive risk-taking;

•
long-term incentive compensation discourages short-term risk taking;

•
executive goals are appropriately established across several key metrics and criteria in order to avoid an outcome where the failure to achieve any individual target would result in a large percentage loss of compensation; and

•
executives are encouraged to buy the Company’s common stock and are eligible to receive equity-based compensation, with multi-year vesting of equity-based awards under the Amended Equity Incentive Plan accounting for the time horizon of risk.

Finally, in addition to the factors described above, discretionary compensation decisions that are under the exclusive purview of the Compensation Committee include subjective considerations that restrain the influence of formulae or objective-driven determinations that might lead to excessive risk taking.
Conclusion
We believe that our compensation policies and objectives are designed to fairly compensate, retain and motivate our NEOs and to ultimately reward them for outstanding performance. The retention and motivation of our NEOs should enable us to grow strategically and position ourselves competitively in the market in which we operate.

COMPENSATION COMMITTEE REPORT
We have reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with SuRo Capital’s management and, based on our review and discussions, we recommended to the Board of Directors of SuRo Capital that the Compensation Discussion and Analysis be included in this Proxy Statement.
Respectfully Submitted,
The Compensation Committee
Lisa Westley, Chair
Ronald M. Lott
Marc Mazur
Leonard A. Potter

COMPENSATION OF EXECUTIVE OFFICERS
The following table summarizes the compensation of the NEOs for the fiscal year ended December 31, 2020 and from the time of our Internalization on March 12, 2019 through December 31, 2019. Prior to our Internalization, we were externally managed by our former investment adviser, GSV Asset Management, had no employees and none of our NEOs received direct compensation from us. Accordingly, as an externally managed BDC, the compensation of our finance, compliance, operations and administrative staff and executive officers was paid by our former administrator, GSV Capital Service Company, pursuant to the Administration Agreement.
Summary Compensation Table
Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards*	All Other Compensation(2)	Total
Mark D. Klein Chairman and Member of the Board of Directors, Chief Executive Officer, and President	2020	$850,000	$3,150,000(3)	$—	$425	$4,000,425
	2019(4)	$680,914	$1,050,000(5)	$2,442,326 *	$315	$4,155,555*
Allison Green Chief Financial Officer, Chief Compliance Officer, Treasurer, and Corporate Secretary(6)	2020	$450,000	$740,000(3)	$—	$16,467	$1,206,467
	2019(4)	$356,855	$415,000(5)	$449,902 *	$5,566	$1,227,323*

*
The 2019 stock option awards reflected in the table were cancelled for no payment on April 28, 2020 and none are outstanding. As a result, the 2019 total net compensation, after deducting such cancelled stock option awards, equals $1,713,229 for Mr. Klein and $777,421 for Ms. Green. As discussed in “Compensation Discussion and Analysis,” the Compensation Committee determined that such stock option awards granted under the 2019 Equity Incentive Plan were not effective means of incentivizing the NEOs and aligning their interests with those of the Company’s stockholders. The amounts reflected in the table represent the grant date fair value of such previously outstanding stock option awards in accordance with FASB ASC Topic 718, based on the closing price of our common stock on the Nasdaq Capital Market on the grant date. Pursuant to SEC rules, such amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, please see the discussion of the assumptions made in the valuation of these awards in Note 11 to the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K accompanying this Proxy Statement.

(1)
The salaries of Mr. Klein and Ms. Green were paid pursuant to the employment agreements of such individuals with the Company. Such salaries may be increased at the discretion of the Compensation Committee and the Board of Directors. See “Employment Agreements” for additional information.

(2)
These amounts reflect the employer-funded cost of medical, dental, and vision health plan premiums and other insurance plan premiums and employer matching contributions we made to each NEO’s account in our 401(k) plan.

(3)
Reflects annual cash bonuses and additional cash bonuses based on individual and corporate performance, as determined by the Compensation Committee in accordance with the NEOs’ Amended Employment Agreements. For 2020, Mr. Klein received an annual cash bonus equal to $850,000 and additional cash bonus equal to $2,300,000, and Ms. Green received an annual cash bonus equal to $315,000 and additional cash bonus equal to $425,000. Pursuant to such NEOs’ Amended Employment Agreements, 100% of the net amount (as defined in the applicable Amended Employment Agreement) of such additional cash bonuses were used to purchase shares of the Company’s common stock in accordance with the Company’s policies and procedures and applicable law.

(4)
Reflects compensation received between the Effective Date of the Company’s Internalization (March 12, 2019) and December 31, 2019.

(5)
These amounts reflect a one-time discretionary bonus paid to Mr. Klein in an amount equal to $200,000 and a one-time sign-on bonus paid to Ms. Green pursuant to her Initial Employment Agreement in an amount equal to $100,000, as well as annual cash bonuses based on individual and corporate performance, as determined by the Compensation Committee, in an amount equal to $850,000 for Mr. Klein and $315,000 for Ms. Green. The annual cash bonuses related, in part, to Mr. Klein’s and Ms. Green’s respective Initial Employment Agreements. Such annual cash bonuses and Mr. Klein’s one-time discretionary bonus were determined in 2019 and payable as of December 31, 2019, but were paid to Mr. Klein and Ms. Green on January 31, 2020.

(6)
Effective as of March 15, 2020, Ms. Green was appointed as the Company’s Chief Compliance Officer.

Grants of Plan-Based Awards
During the year ended December 31, 2020, none of our NEOs were granted any awards under the Amended Equity Incentive Plan.
Outstanding Equity Awards at Fiscal Year End
At December 31, 2020, we did not have any outstanding equity-based awards under the Amended Equity Incentive Plan with respect to our NEOs. In addition, as discussed above, the Compensation Committee determined that stock option awards granted under the 2019 Equity Incentive Plan were not effective means of incentivizing our NEOs and aligning their interests with those of the Company’s stockholders. Accordingly, all such stock option awards were cancelled for no payment on April 28, 2020 and none are outstanding.
Equity Awards Exercised in Fiscal Year
During the fiscal year ended December 31, 2020, none of our NEOs exercised any vested stock option awards, and no restricted share awards were outstanding as of December 31, 2020.
Potential Payments Upon Change in Control or Termination of Employment
As described under “Employment Agreements,” upon the termination of an NEO’s employment with the Company, whether due to death or disability, as a result of a change in control, for cause or without cause, voluntarily or for good reason (as such terms are defined in the applicable Amended Employment Agreement and Second Amended Employment Agreement), certain payments and benefits will be paid and made available to such NEOs. Under the Amended Employment Agreements and the Second Amended Employment Agreements, if an NEO’s employment is terminated as a result of death or disability, without cause or for good reason, any unvested portion of any equity awards held by the NEO will immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the effective date of any such event of employment termination. If the NEO’s employment is terminated for any other reason, including for cause, any unvested portion of any equity awards held by the NEO will be forfeited immediately as of the effective of date of any such event of employment termination. The provisions related to such payments and benefits and vesting of equity awards are identical in the Amended Employment Agreements and the Second Amended Employment Agreements. See “Employment Agreements” for additional information.

The following table provides estimates of the potential payments and benefits such NEOs would receive pursuant to his or her Amended Employment Agreement, assuming his or her employment was terminated on December 31, 2020.
Name	Benefit	Upon Death or Disability(1)	Voluntary Resignation(1)(2)	Termination for Cause(1)	Termination without Cause or Resignation for Good Reason Prior to a Change in Control(1)	Termination without Cause or Resignation for Good Reason After a Change in Control(1)
Mark D. Klein	Salary(3)	$—	$—	$—	$1,700,000(4)	$2,550,000(4)
	Bonus(5)	—	—	—	1,700,000(6)	2,550,000(6)
	Accelerated Equity Award Vesting(7)	—	—	—	—	—
	Other(8)	—	—	—	54,000	54,000
	Total	$—	$—	$—	$3,454,000	$5,154,000
Allison Green	Salary(3)	$—	$—	$—	$450,000(4)	$900,000(4)
	Bonus(5)	—	—	—	450,000(6)	900,000(6)
	Accelerated Equity Award Vesting(7)	—	—	—	—	—
	Other(8)	—	—	—	36,000	36,000
	Total	$—	$—	$—	$936,000	$1,836,000

(1)
Amounts reflect compensation and benefits Mr. Klein and Ms. Green would be entitled to received pursuant to their respective Amended Employment Agreements. See “Employment Agreements” for additional information.

(2)
Voluntary resignation by the NEO other than for good reason (as such terms are defined in the applicable Amended Employment Agreement).

(3)
The Amended Employment Agreements provide for payment of any earned but unpaid base salary if employment terminated for any reason. Assumes no earned but unpaid based salary as calculations are based on full fiscal year of employment.

(4)
Amount calculated based on 2020 base salary and applicable multiplier pursuant to NEO’s Amended Employment Agreement.

(5)
The Amended Employment Agreements provide for payment of (i) any unpaid annual bonuses and (ii) pro-rated portion of annual bonuses for then current fiscal year based on number of days employed during the year of termination. NEOs terminated for cause or that voluntary resign (as such terms are defined in the applicable Amended Employment Agreement) forfeit any unpaid bonuses and are not entitled to receive pro-rated bonuses. Assumes no unpaid annual bonuses and pro-rated portion of annual bonuses as calculations are based on full fiscal year of employment.

(6)
Bonus amount calculated based on 2020 base salary and applicable multiplier pursuant to NEO’s Amended Employment Agreement. For subsequent years, bonus would be calculated based on actual amount of annual bonus for preceding fiscal year. See “Employment Agreements.”

(7)
In the event of termination as a result of death or disability, without cause or for good reason (as such terms are defined in the applicable Amended Employment Agreement), any unvested portion of any equity awards held by the NEO immediately vest in full and become exercisable and free from forfeiture or repurchase, as applicable, as of the effective date of any such event of employment termination. If the NEO’s employment is terminated for any other reason, including for cause (as such term is defined in the applicable Amended Employment Agreement), any unvested portion of any equity awards held by the NEO are forfeited immediately as of the effective of date of any such event of employment termination. If a change in control occurs and any equity awards are not assumed or substituted by the successor entity, assumes such equity awards immediately vest and become exercisable.

(8)
For purposes of termination without cause and voluntary resignation, this row also includes reimbursement of the full amount of COBRA premiums for the NEOs and his or her eligible dependents for 18 months for Mr. Klein and 12 months for Ms. Green following termination of employment, estimated at $3,000 per month for each of Mr. Klein and Ms. Green, respectively.

Equity Incentive Plan
Overview
On July 31, 2019, the Board of Directors approved and adopted the Amended Equity Incentive Plan and on June 19, 2020 stockholders approved the Amended Equity Incentive Plan at the 2020 Annual Meeting of Stockholders, which amended and restated and superseded the 2019 Equity Incentive Plan in its entirety. The Company also received exemptive relief from the SEC to: (i) issue restricted shares as part of the compensation packages for certain of its employees, officers and all directors, including non-employee directors, through the Amended Equity Incentive Plan, (ii) withhold shares of our common stock or purchase shares of our common stock from participants to satisfy tax withholding obligations relating to the vesting of restricted shares or the exercise of options that will be granted pursuant to the Amended Equity Incentive Plan, and (iii) permit participants to pay the exercise price of options that will be granted to them pursuant to the Amended Equity Incentive Plan with shares of our common stock.
While the Amended Equity Incentive Plan contemplates the grant of options, restricted shares, restricted stock units, other stock-based awards, and performance compensation awards, the Company only sought and received exemptive relief from the SEC and stockholder approval with respect to (i) granting options to acquire shares of our common stock to employees and officers, including employee-directors, and (ii) granting restricted shares to employees, officers and all directors, including non-employee directors.
Amended Equity Incentive Plan
Under the Amended Equity Incentive Plan, the Company may grant (i) options to acquire shares of our common stock to employees and officers, including employee-directors, and (ii) restricted shares to employees, officers and all directors, including non-employee directors (collectively, “Plan Awards”). In accordance with the terms of the Amended Equity Incentive Plan, the Board of Directors has authorized the Compensation Committee to administer the Amended Equity Incentive Plan, but has retained the authority to ratify or otherwise make grants.
Awards of Options and Restricted Shares to Employees and Officers.   In accordance with the provisions of the Amended Equity Incentive Plan, the Compensation Committee will determine the terms of Plan Awards to employees and officers, including:
•
the determination of which officers and employees will be granted Plan Awards;

•
the time such Plan Awards shall be granted and the number of shares subject to such Plan Awards;

•
the terms and conditions of such Plan Awards; and

•
the form or instruments evidencing the Plan Awards.

Awards of Restricted Shares to Non-Employee Directors.   The Amended Equity Incentive Plan provides that the Compensation Committee will administer the provisions of the Amended Plan. However, the functions of the Compensation Committee will be solely administrative in nature with respect to any restricted shares to be granted to the non-employee directors. The non-employee directors have no opportunity to exercise discretion to benefit themselves. No additional awards of restricted shares will be made beyond the amounts to be issued to such non-employee directors as set forth below and in the Amended Equity Incentive Plan, which cannot be changed without SEC approval.
Pursuant to the terms of the Amended Equity Incentive Plan, each non-employee director annually receives $50,000 in restricted shares on the date of each annual meeting of stockholders, with the number of restricted shares determined by dividing such amount by the closing price of our common stock on the Nasdaq Capital Market on the date of grant. Each grant of $50,000 in restricted shares will vest if the non-employee director is in continuous service with the Company through the anniversary of such grant (or, if earlier, the annual meeting of the Company’s stockholders that is closest to the anniversary of such grant).

Terms of the Amended Equity Incentive Plan.   Subject to certain adjustments under the Amended Equity Incentive Plan, the maximum aggregate number of shares of our common stock authorized for issuance under the Amended Equity Incentive Plan is 1,627,967, which is ten percent (10%) of the outstanding shares of our common stock as of the date the Amended Equity Incentive Plan was approved by stockholders at the 2020 Annual Meeting of Stockholders and became effective. No participant may receive Plan Awards for over 2.5% of the total outstanding shares of the Company as of the effective date of the Amended Equity Incentive Plan in any calendar year. In addition, the amount of voting securities that would result from the exercise and/or vesting of all of the Company’s outstanding Plan Awards at the time of issuance may not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise and/or vesting of all the Company’s outstanding Plan Awards issued to the Company’s directors, officers and employees would exceed 15% of the outstanding voting securities of the Company, the total amount of voting securities that would result from the exercise of all outstanding Plan Awards at the time of issuance may not exceed 20% of the outstanding voting securities of the Company.
The Board of Directors or any committee to which the Board of Directors delegates authority may, with the consent of any adversely affected Amended Equity Incentive Plan participants and to the extent permitted by applicable law amend outstanding awards consistent with the terms of the Amended Equity Incentive Plan. No action shall be taken without stockholder approval that would be treated as a repricing under the rules and regulations of any stock exchange or national market system on which our shares of common stock are listed, or if not listed then quoted, or is otherwise prohibited by the 1940 Act.
In the case of a stock dividend, stock split, recapitalization or other similar change, the number and kind of shares subject to the Plan Awards then outstanding or subsequently granted under the Amended Equity Incentive Plan, the exercise price of such Plan Awards, the maximum number of shares that may be delivered under the Amended Equity Incentive Plan, and other relevant provisions shall be appropriately adjusted by the Compensation Committee. The Compensation Committee may also adjust the number of shares subject to outstanding Plan Awards, the exercise price of outstanding Plan Awards, and the terms of outstanding Plan Awards to take into consideration extraordinary dividends, consolidations or mergers, acquisitions or dispositions of securities or property (subject to certain exceptions), or any other event if it is determined by the Compensation Committee that such adjustment is appropriate to avoid distortion in the operation of the Amended Equity Incentive Plan.
Chief Executive Officer Pay Ratio
For 2020, our last completed fiscal year, the median of the annual total compensation of all of our employees (other than Mr. Klein, our Chief Executive Officer (our “CEO”)) was $301,582, and the annual total compensation of our CEO, as reported in the Summary Compensation Table, was $4,000,425. Based on this information, our CEO’s 2020 annual total compensation was approximately 13 times that of the median of the 2020 annual total compensation of all of our employees.
We selected December 31, 2020 as the date used to identify our “median employee” whose annual total compensation was the median of the annual total compensation of all our employees (other than our CEO) for 2020. As of December 31, 2020, our employee population consisted of seven individuals, all based out of our San Francisco, California office. We compared the annual total compensation for our employee population in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which included salary, bonus, stock awards, employer-funded cost of medical, dental, and vision health plan premiums and other insurance plan premiums, and employer matching contributions to employee accounts in our 401(k) plan. In making this determination, we annualized the compensation of two employees who were hired in 2020 but did not work for us the entire fiscal year.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
In connection with our Internalization we entered into the Consulting Agreement with Mr. Moe on March 12, 2019, pursuant to which he provided us with certain services with respect to our transition to an internally managed operating structure. The Consulting Agreement had a term of any eighteen months and terminated on September 12, 2020 in accordance with its terms. Pursuant to the Consulting Agreement, we paid Mr. Moe a total amount equal to $1,250,000.
In connection with our Internalization we also entered into an Amended and Restated Trademark License Agreement (the “License Agreement”) on March 12, 2019, pursuant to which GSV Asset Management granted us a non-transferable, non-sublicensable, and non-exclusive right and license to use the trade name “GSV”, and other state or unregistered “GSV” marks, including the trading symbol “GSVC,” solely in connection with the operation of our then existing business. The License Agreement had a term of any eighteen months and terminated on September 12, 2020 in accordance with its terms. Pursuant to the License Agreement, we paid GSV Asset Management a total amount equal to $1,250,000.
The Company’s executive officers and directors serve or may serve as officers, directors or managers of entities that operate in a line of business similar to the Company’s, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Company or the Company’s stockholders.
As a BDC, the Company is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without the prior approval of the Board of Directors, including its independent directors, and, in some cases, the SEC. The affiliates with which the Company may be prohibited from transacting include its officers, directors and employees and any person controlling or under common control with the Company, subject to certain exceptions.
In the ordinary course of business, the Company may enter into transactions with portfolio companies that may be considered related-party transactions. To ensure that the Company does not engage in any prohibited transactions with any persons affiliated with the Company, the Company has implemented certain written policies and procedures whereby the Company’s executive officers screen each of the Company’s transactions for any possible affiliations between the proposed portfolio investment, the Company, companies controlled by the Company and the Company’s executive officers and directors. If such affiliations are found to exist, we seek Board of Director and/or appropriate Board of Director committee review and approval or exemptive relief for such transactions, as appropriate.
The Company’s investment in Churchill Sponsor VI LLC, the sponsor of Churchill Capital Corp VI, a special purpose acquisition company, constitutes a “remote-affiliate” transaction for purposes of the 1940 Act in light of the fact that Mark D. Klein, our Chairman, Chief Executive Officer and President, has a non-controlling interest in the entity that controls Churchill Sponsor VI LLC, and is a non-controlling member of the board of directors of Churchill Capital Corp VI. The Company’s investment in Churchill Sponsor VII LLC, the sponsor of Churchill Capital Corp VII, a special purpose acquisition company, also constitutes a “remote-affiliate” transaction for purposes of the 1940 Act in light of the fact that Mr. Klein has a non-controlling interest in the entity that controls Churchill Sponsor VII LLC, and is a non-controlling member of the board of directors of Churchill Capital Corp VII. In addition, Keri Findley, a senior managing director of the Company, is a non-controlling member of the board of directors of Shogun Enterprises, Inc., one of the Company’s portfolio companies, and holds a minority equity interest in such portfolio company. Ms. Findley also is a non-controlling member of the board of directors of the investment manager to Architect Capital PayJoy SPV, LLC, one of the Company’s portfolio companies, and holds a minority equity interest in such investment manager. At the time these investments in Churchill Sponsor VI LLC, Churchill Sponsor VII LLC, Shogun Enterprises, Inc. and Architect Capital PayJoy SPV, LLC were made in February 2021 and March 2021, the Company funded gross amounts of $200,000, $300,000, $6,999,992 and $500,000, respectively.
We have also adopted a code of ethics which applies to, among others, our senior officers, including our Chief Executive Officer, President and Chief Financial Officer, as well as all of our officers, directors and employees. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our code of ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our code of ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Board of Directors is charged with approving any waivers under our code of ethics. As required by the Nasdaq corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

PROPOSAL II: ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables our stockholders to vote to approve, on an advisory and non-binding basis, the compensation of our NEOs as set forth in this Proxy Statement. Specifically, in accordance with Section 14A of the Exchange Act, this Proposal II, commonly known as a “Say-On-Pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our NEOs. This vote is not intended to address any particular form of compensation but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. We currently provide our stockholders with an annual vote (on an advisory and non-binding basis) on NEO compensation. The next advisory vote on NEO compensation will occur at our 2022 Annual Meeting of Stockholders. More detailed discussion regarding the compensation of our NEOs is provided under the sections “Compensation Discussion and Analysis” and “Executive Compensation” above.
Our Board of Directors recognizes that executive compensation is an important matter for our stockholders. As described in detail in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Compensation Committee is tasked with the implementation of our executive compensation philosophy and objectives, and the core of which are to pay our executives, including NEOs, based on our and their performance. Specifically, the Compensation Committee strives to attract, retain and motivate exceptional executives, to reward past performance and provide incentives for future performance, to encourage our executive officers to think and act like our stockholders and to align executives’ long-term interests with the interests of our stockholders. To do so, the Compensation Committee uses compensation programs designed to reward excellent performance and encourage executives’ commitment to our business goals. It is the intention of the Compensation Committee that our executive officers be compensated competitively and consistently with our strategy, sound corporate governance principles, and stockholder interests and concerns.
We are asking our stockholders to indicate their support for the compensation of our NEOs as set forth in this Proxy Statement. Accordingly, we recommend our stockholders vote “FOR” the following advisory resolution at the Annual Meeting:
“RESOLVED, that the stockholders of SuRo Capital Corp. approve, on an advisory basis, the compensation of the named executive officers of SuRo Capital Corp., as disclosed in SuRo Capital Corp.’s Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the other related disclosure contained in such Proxy Statement.”
The vote for this Proposal II is advisory, and is therefore not binding upon the Compensation Committee, our Board of Directors or the Company. Our Compensation Committee and our Board of Directors value the opinions of our stockholders and, to the extent there is any significant vote against the compensation of our NEOs as disclosed in this Proxy Statement, we will carefully consider our stockholders’ concerns, and the Compensation Committee and our Board of Directors will evaluate whether any actions are necessary to address such concerns.
In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote “FOR” the advisory resolution to approve the compensation of the Company’s named executive officers.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL III: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
At meetings held on March 4, 2021, our Board of Directors and the Audit Committee selected Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Marcum also will serve as the independent registered public accounting firm for all of our wholly-owned subsidiaries.
Marcum has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our affiliates. It is expected that a representative of Marcum will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
The reports of Marcum on our financial statements for the fiscal years ended December 31, 2020 and 2019 and the reports of Deloitte & Touche LLP (“Deloitte”), our former independent registered public accounting firm, on our financial statements for the fiscal years ended December 31, 2018 and 2017 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. As discussed below under “Change in Independent Registered Public Accounting Firm,” effective as of November 14, 2019, Deloitte ceased serving as, and Marcum began serving as, the Company’s independent registered public accounting firm.
The following table presents fees for professional services rendered by Marcum for the fiscal years ended December 31, 2020 and 2019:
	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
Audit Fees	$688,748	$117,300
Audit-Related Fees	58,995	—
Tax Fees	38,174	—
All Other Fees	—	—
Total Fees	$785,917	$117,300
Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that were normally provided by our independent registered public accountants in connection with statutory and regulatory filings.
Audit-Related Fees.   Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Fees.   Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.
All Other Fees.   All other fees would include fees for products and services other than the services reported above.
The following table presents fees for professional services rendered by Deloitte for the fiscal year ended December 31, 2019:
Fiscal Year Ended December 31, 2019
Audit Fees	$872,376
Audit-Related Fees	—
Tax Fees	31,000
All Other Fees	—
Total Fees	$903,376

Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that were normally provided by our independent registered public accountants in connection with statutory and regulatory filings. Deloitte did not audit the Company’s financial statements for the fiscal year ended December 31, 2019.
Audit-Related Fees.   Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. Deloitte did not audit the Company’s financial statements for the fiscal year ended December 31, 2019.
Tax Fees.   Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.
All Other Fees.   All other fees would include fees for products and services other than the services reported above.
Change in Independent Registered Public Accounting Firm
On November 13, 2019, our Board of Directors and the Audit Committee, following careful deliberation, approved the decision to change independent registered public accounting firms. On November 13, 2019, the Company notified Deloitte of its decision to dismiss Deloitte as the Company’s independent registered public accounting firm, effective as of November 14, 2019.
Deloitte served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2018 and 2017. The audit reports of Deloitte on the Company’s financial statements as of and for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2018 and 2017, and through November 14, 2019, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of such disagreements in connection with its reports, nor were there any “reportable events,” as such term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act.
On November 13, 2019, upon the recommendation of the Audit Committee, the Board of Directors approved the engagement of Marcum to serve as the Company’s independent registered accounting firm to audit the Company’s consolidated financial statements for the fiscal year ended December 31, 2019, effective as of November 14, 2019.
During the two most recent fiscal years and through November 14, 2019, neither the Company nor any person on its behalf has consulted with Marcum with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are described in Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors of SuRo Capital operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Ms. Westley and Messrs. Mazur, Potter, and Lott.
Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.
Pre-Approval Policies and Procedures
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the Company’s independent registered public accounting firm in order to assure that the provision of such service does not impair such auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to subcommittees consisting of one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.
Review with Management
The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.
Review and Discussion with Independent Registered Public Accounting Firm
The Audit Committee has discussed with Marcum LLP, the Company’s independent registered public accounting firm during the fiscal year ended December 31, 2020, the matters an independent auditor is required to discuss with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has received and reviewed the written disclosures and the letter from Marcum LLP required by the applicable requirements of the PCAOB and has discussed with Marcum LLP its independence. The Audit Committee has also considered whether the provision of non-audit services, and the fees charged for such services, by Marcum LLP are compatible with Marcum LLP maintaining its independence from the Company.
Conclusion
Based on the Audit Committee’s discussion with management and Marcum LLP, the Audit Committee’s review of the audited financial statements, the representations of management and the report of Marcum LLP to the Audit Committee, the Audit Committee recommended that the Company’s Board of Directors include the audited financial statements in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC. The Audit Committee also recommended the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
Respectfully Submitted,
The Audit Committee
Marc Mazur, Chair
Ronald M. Lott
Leonard A. Potter
Lisa Westley
The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Securities Act and/or Exchange Act.
Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

OTHER BUSINESS
The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.
The Company currently intends to hold the Annual Meeting in person. However, the Company is actively monitoring developments in connection with the coronavirus (COVID-19) outbreak and is sensitive to the public health and travel concerns that stockholders may have and the protocols or guidance that federal, state and local governments and agencies such as the Center for Disease Control and World Health Organization may recommend or impose. In the event it is not possible or advisable to hold the Annual Meeting in person, the Company will announce alternative arrangements for the meeting as promptly as possible, which may include holding the Annual Meeting solely by means of remote communication. If the Annual Meeting will be held solely by remote communication, the Company will announce that fact as promptly as practicable, and details on how to participate will be issued by press release, posted on the website at which the Company’s proxy materials are available at https://investors.surocap.com/financial-information/sec-filings, and filed with the U.S. Securities and Exchange Commission as additional proxy material. Please monitor the website at which the Company’s proxy materials are available at https://investors.surocap.com/financial-information/sec-filings for updated information.
SUBMISSION OF STOCKHOLDER PROPOSALS
The Company expects that the 2022 Annual Meeting of Stockholders will be held in June 2022, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at the 2022 Annual Meeting of Stockholders pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to the Corporate Secretary of SuRo Capital Corp. at One Sansome Street Suite 730, San Francisco, CA 94104 or the Company’s then current business address. The Company must receive the proposal no earlier than November 30, 2021 and no later than December 30, 2021, as described below, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.
Stockholder proposals or director nominations to be presented at the 2022 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our bylaws require that to be timely, a stockholder’s notice must set forth all information required and must be delivered to the Corporate Secretary at the principal executive office of the Company at the above address not earlier than the 150th day prior to the first anniversary of the date of this Proxy Statement nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of this Proxy Statement. As a result, for the Company’s 2022 Annual Meeting of Stockholders, a stockholder’s notice submitted pursuant to the provisions of our bylaws must be received no earlier than November 30, 2021, and no later than 5:00 p.m., Eastern Time, on December 30, 2021; provided, however, that in the event that the date of the 2022 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of this Annual Meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of the 2022 Annual Meeting of Stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2022 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of the 2022 Annual Meeting of Stockholders is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice. The submission of a proposal pursuant to the provisions of the Company’s bylaws does not guarantee its presentation at any meeting of stockholders. We advise you to review our bylaws, a copy of which is on file with the SEC, and which contain additional requirements about advance notice of stockholder proposals and director nominations. In accordance with our bylaws, the Chair of the 2022 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.
Notices of intention to present proposals at the 2022 Annual Meeting of Stockholders should be addressed to the Corporate Secretary of SuRo Capital Corp. at One Sansome Street, Suite 730, San Francisco, CA 94104. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
You are cordially invited to attend the Annual Meeting of stockholders in person. Regardless of whether you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the internet.
By Order of the Board of Directors,
/s/ Allison Green

Allison Green
Corporate Secretary
San Francisco, California
April 29, 2021

PRIVACY NOTICE
We are committed to protecting your privacy. This Privacy Notice sets forth our policies with respect to non-public personal information about our stockholders and prospective and former stockholders. These policies apply to stockholders in the Company and may be changed at any time, provided a notice of such change is given to you.
You provide us with personal information, such as your address, social security number, assets and/or income information, (i) in correspondence and conversations with us and our representatives and (ii) through transactions in the Company.
We do not disclose any of this non-public personal information about our stockholders, or prospective or former stockholders to anyone, other than to our affiliates, such as our investment adviser and administrator, and except as permitted by law, such as to our accountants, attorneys, auditors, brokers, regulators and certain service providers, in each such case, only as necessary to facilitate the acceptance and management of your investment or account and our relationship with you. We will comply with all federal and state laws regarding the protection of consumer information.
We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation. For example, it may be necessary, under anti-money laundering and similar laws, to disclose information about stockholders in order to accept investments from them and provide reports to them.
We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.
If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our Chief Compliance Officer:
SuRo Capital Corp.
One Sansome Street, Suite 730
San Francisco, CA 94104
ATTN: Chief Compliance Officer

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYD53993-P57634Nominee:01) Leonard A. Potter2. To provide an advisory non-binding vote to approve executive compensation.3. The ratification of the selection of Marcum LLP as the independent registered public accounting firm for SuRo Capital Corp. for the fiscal year endingDecember 31, 2021.Please indicate if you plan to attend this meeting.! ! !1. Election of DirectorForAllWithholdAllFor AllExceptFor Against Abstain! !! ! !! ! !Yes NoPlease sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.SURO CAPITAL CORP. To withhold authority to vote for any individualnominee(s), mark "For All Except" and write theThe Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below.the following:The Board of Directors recommends you vote FOR proposals:NOTE: In their discretion, the proxies are authorized to vote on any other matters that may come before the meeting on which action can properly be taken,including any adjournments thereof.SURO CAPITAL CORP.ONE SANSOME STREET, SUITE 730SAN FRANCISCO, CA 94104VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 p.m. Eastern Time on July 6, 2021. Have your proxycard in hand when you access the web site and follow the instructions to obtainyour records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxy cardsand annual reports electronically via e-mail or the Internet. To sign up for electronicdelivery, please follow the instructions above to vote using the Internet and,when prompted, indicate that you agree to receive or access proxy materialselectronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 p.m. Eastern Time on July 6, 2021. Have your proxy card in hand whenyou call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.D53994-P57634SURO CAPITAL CORP.Annual Meeting of StockholdersJuly 7, 2021 9:00 A.M., Eastern TimeThis proxy is solicited by the Board of DirectorsThe undersigned stockholder of SuRo Capital Corp. (the "Company") acknowledges receipt of the Notice of theAnnual Meeting of Stockholders of the Company and hereby appoints Mark Klein and Allison Green, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Eversheds Sutherland (US) LLP, The Grace Building, 1114 Sixth Avenue, 40th Floor, New York, NY 10036, onJuly 7, 2021 at 9:00 A.M., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR Proposals 1, 2 and 3 and in the discretion of the proxies with respect to any other matters that may come before the meeting on which action can properly be taken, including any adjournments thereof.Continued and to be signed on reverse side